EXHIBIT 10.18



                         DATED          NOVEMBER    1999
                         -------------------------------








                           B.J. WARREN ESQ. AND OTHERS              (1)



                                       AND





                               E W BLANCH LIMITED                   (2)




                ------------------------------------------------
                                    AGREEMENT
                FOR THE SALE/PURCHASE OF THE ENTIRE ISSUED SHARE
                     CAPITAL OF CRAWLEY WARREN GROUP LIMITED
                ------------------------------------------------




                                   NORTON ROSE
                                     London

                                    CONTENTS

                                                                          PAGE
RECITALS
CLAUSE                              HEADING


1           Definitions and interpretation...................................1

2           The Dividend.....................................................8

3           Sale of the Sale Shares..........................................8

4           Consideration....................................................9

5           Completion.......................................................9

6           Post-Completion matters and indemnity...........................12

7           Representations and warranties..................................14

8           Claims for breach of warranty or undertaking....................15

9           Professional Negligence and other indemnities...................16

10          Restrictive covenants...........................................20

11          Continuing effects of this Agreement............................22

12          Announcements...................................................22

13          Releases, waivers etc., by the Purchaser........................23

14          Notices.........................................................23

15          Entire Agreement................................................24

16          Alterations.....................................................24

17          Severability....................................................25

18          Counterparts....................................................25

19          Payment of Costs................................................25

20          Successors and Assigns..........................................25

21          Applicable law and submission to jurisdiction...................26



Schedule 1 The Vendors......................................................27

Schedule 2..................................................................33

            Part A - The Warrantors.........................................33

            Part B - The Associates.........................................33

Schedule 3 The Company......................................................34

Schedule 4 The Subsidiaries.................................................35

            Part A - The Direct Subsidiaries................................35

            Part B - The Indirect Subsidiaries..............................49

Schedule 5 Matters represented and warranted................................74

            Part A - General................................................74

            Part B - Taxation..............................................108

Schedule 6 The Properties..................................................115

            Part A - English Properties....................................115

            Part B - Non-UK Properties.....................................116

Schedule 7 Directors and employees.........................................118

            Part A - Additional Directors..................................118

            Part B - Persons to receive Service Agreements.................118

Schedule 8 Provisions for the protection of the Warrantors.................119

Schedule 9 Arrangements relating to the Escrow Amount......................128

AGREED FORM DOCUMENTS
      DOCUMENT                                                 CLAUSE
      Contribution Agreements                                   1.1
      Disclosure Bundle                                         1.1
      Key Employment Agreements                                 1.1
      Loan Notes                                                1.1
      Management Accounts                                       1.1
      Taxation Deed                                             5.1(a)(iv)
      List of matters reported to the Company's E&O insurers    9.1

THIS AGREEMENT is dated ................ November 1999 and is made BETWEEN:

(1) THE PERSONS whose names and addresses are stated in schedule 1 (together the "VENDORS" and each individually a "VENDOR"); and

(2) E W BLANCH LIMITED a company registered in England under number 3864576 whose registered office is at 32-38 Leman Street, London E1 8EW ("THE PURCHASER")

NOW IT IS HEREBY AGREED as follows:

1           DEFINITIONS AND INTERPRETATION

1.1         In this Agreement unless the context otherwise requires:

            "ACCOUNTING PERIOD" has the meaning given in section 12 ICTA 1988;

            "THE ACCOUNTS" means the Company's audited consolidated accounts (as defined in section 262 CA 1985) for the financial year ended on the Accounts Date, including the notes to those accounts and the associated directors' and auditors' reports and any profit and loss account omitted in reliance on section 230(3) CA 1985;

            "THE ACCOUNTS DATE" means 31 December 1998;

            "ACTUAL TAXATION LIABILITY" in relation to any person, means a liability of that person to make payment of, or of an amount in respect of, Taxation, whether or not such Taxation is also or alternatively chargeable against or attributable to any other person;

            "ASSOCIATES" means in relation to each of the Warrantors the persons listed beneath the name of that Warrantor in Part B of schedule 2;

            "THE AUDITORS" means the auditors of the Company namely Mazars Neville Russell, Chartered Accountants, of 24 Bevis Marks, London EC3A 7JB;

            "BUSINESS" means the business of providing insurance broking and associated or ancillary services to the Clients (including without limitation, broking risks related to personal accident and health, reinsurance, travel, property and casualty, aviation and space, bloodstock, marine, political and financial and film and entertainment, Lloyd's and non-Lloyd's business carried on by the Group);

            "BUSINESS DAY" means a day on which banks are ordinarily open for the transaction of normal banking business in London;

            "CA 1985" means the Companies Act 1985;

            "CLIENTS" means any person who is or has been a client of the Business during the period of 24 months immediately preceding the Completion Date including those persons whose names are listed in the list of clients in the Disclosure Bundle;

            "CLIENT CONTRACTS" means the benefit, subject to the burden, of all contracts or arrangements between any Group Company and the Clients;

            "CLIENT CREDITORS" means the aggregate amount owed as at the Completion Date by the Company to Clients in connection with the Business, whether by transmission of claims settlement monies received from insurers, refunds of premiums for the unexpired period of insurance policies post cancellation, rebates of commission generated by sales of policies prior to the Completion Date, or otherwise and whether or not the same are recorded in the books of account of the Company at the Completion Date;

            "THE COMPANY" or "CWG" means Crawley Warren Group Limited (No. 1195662);

            "COMPLETION" means completion of the sale and purchase of the Sale Shares by the performance by the parties of their respective obligations under clause 5.1;

            "COMPLETION AMOUNT" means the sum of(pound)16,450,638;

            "THE COMPLETION DATE" means 19 November 1999 or such later date (not being after 31 December 1999) as the parties may agree;

            "THE CONFIDENTIAL INFORMATION" means trade secrets and information equivalent to them (including but not limited to formulae, processes, methods, knowledge and Know-how) in connection with the products distributed and sold and the services supplied by the Group and which are for the time being confidential to any Group Company;

            "CONTINUING CHARGES" means the charges registered against CWG and the Lloyd's Company referred to in the fax dated 24 November 1999 from the Purchaser's Solicitors to Mr Bill Evans of CWG;

            "CONTINUING LOANS" means the outstanding loans by the Company in favour of:

            (a)         Malcolm Bernardes, Andrew Thompson and David Sales; and

            (b) any of the Company's employees to cover season ticket loans in respect of their travel to work;

            "THE CONTRIBUTION AGREEMENTS" means the agreements in the agreed form to be entered into by each of the Warrantors with his Associates and the Purchaser;

            "DESIGNATED VENDORS" means those of the Vendors to whom the Loan Notes will be issued by the Purchaser and against whose names an asterisk appears in schedule 1;

            "DISCLOSURE BUNDLE" means the copy documents numbered 1 to 1218 inclusive in the agreed form contained in the 37 lever arch files plus the original deeds and documents relating to the English Properties set out in Part A of schedule 6 and listed in the schedule comprising disclosure document number 1208 which are deemed to form part of the Disclosure Letter and in the case of the said lever arch files are annexed thereto;

            "THE DISCLOSURE LETTER" means the letter of the same date as the Completion Date from the Warrantors to the Purchaser disclosing certain matters in relation to the Warranties which has been delivered to the Purchaser prior to the execution of this Agreement;

            "DIVIDEND" means the interim dividend which has been declared by the Company immediately prior to Completion in accordance with clause
            2.1 in the aggregate sum of (pound)5,000,000;

            "EMPLOYEE SHARE OWNERSHIP TRUST ACCOUNT" means the account no. 00043311, sort code 51-50-14 with National Westminster Bank plc in the name of Crawley Warren Group plc's Employees Trust being the Company's employee trust fund account;

            "ESCROW ACCOUNT" means the escrow account set up and operated in accordance with schedule 9 being the account no. 16780159 with National Westminster Bank plc, Temple Bar Branch, 217 Strand, London, sort code 60-80-08 in the joint names of the Vendors' Solicitors and the Purchaser's Solicitors;

            "ESCROW AMOUNT" means the sum of(pound)2,475,000;

            "ESOT" means the Company's employee share ownership trust;

            "THE GROUP" means the Company and the Subsidiaries;

            "GROUP COMPANY" means each and any body corporate in the Group;

            "GUARANTEE" means any guarantee, indemnity, suretyship, letter of comfort or other assurance, security or right of set-off given or undertaken by a person to secure or support the obligations (actual or contingent) of any third party and whether given directly or by way of counter-indemnity to any third party who has provided a Guarantee but excluding any guarantee given to any third party pursuant to Lloyd's jurisdiction or regulation (including any Lloyd's brokers security and trust deed and any guarantee in respect of Lloyd's membership);

            "HERITAGE PROVISION" means the provision of (pound)690,000 made in the Accounts to cover any liability of Crawley Warren & Company Limited or any other Group Company to repay brokerage in the event that the underwriters succeed on their claims to avoid ab initio certain reinsurance contracts placed in respect of Heritage;

            "IBA" means the one or more insurance broking accounts maintained or operated by any Group Company;

            "IBRC" means the Insurance Brokers Registration Council;

            "ISB" means International Space Brokers Inc.;

            "ICTA 1988" means the Income and Corporation Taxes Act 1988;

            "INTELLECTUAL PROPERTY RIGHTS" means all patents, registered designs, trade marks and service marks (whether registered or not), domain names, copyright, design rights, rights in databases and all similar property rights, including those subsisting (in any part of the world) in inventions, designs, drawings, performances, computer programs, semiconductor topographies, plant varieties, confidential information, business or brand names, goodwill or the style of presentation of goods or services and in applications for protection thereof;

            "KEY EMPLOYEES" means Bernard James Warren, John Harrison Howes, Malcolm Bernardes and Richard Mahoney;

            "KEY EMPLOYMENT AGREEMENTS" means the employment agreements in the agreed form between the Company and the Key Employees;

            "KEY VENDORS" means Bernard James Warren, John Harrison Howes, John Hyem and Michael Alexander Hemmings;

            "KNOW-HOW" means all industrial and commercial information and techniques, accounts, records and information (wherever situate) pertaining to the activities of the Group;

            "LLOYD'S" means the Society of Lloyd's incorporated under the Lloyd's Acts 1871-1982 acting as a corporation, or through the Council of Lloyd's, or any other body acting under its authority;

            "LLOYD'S COMPANY" means Crawley Warren & Company Limited;

            "LOAN NOTES" means the loan notes of (pound)1 in the agreed form to be issued by the Purchaser to the Designated Vendors in accordance with clause 5.1(c)(ii), each holding of Loan Notes being issued in respect of a principal sum equal to such part of the Completion Amount as each Designated Vendor elects to take in the form of Loan Notes as set out in column (5) of schedule 1 and which would otherwise be payable in cash to each of the Designated Vendors;

            "THE MANAGEMENT ACCOUNTS" means the consolidated management accounts of the Company for the period from 1 January 1999 to 30 June 1999 (both dates inclusive) in the agreed form;

            "NET RETAINED BROKERAGE" means the amount of brokerage commission received or receivable by the Company attributable to the Business properly retained by the Company net of (i) payment of any sub-commission or other payment due to any third party and (ii) any brokerage repaid or returned;

            "NOMINATED ACCOUNT" means the Vendors' Solicitors' client account numbered 21384533 at National Westminster Bank PLC of Temple Bar Branch, 217 Strand, London WC2R 1AL - Sort Code 60-80-08 or such other account or accounts as the Vendors' Solicitors shall specify;

            "PROHIBITED AREA" means the UK and Republic of Ireland, the United States (including, but not restricted to the states of Georgia, Illinois, California, Kansas, Texas, Indiana, Florida, Minnesota and the Commonwealth of Massachusetts), Australia (including, but not restricted to New South Wales), Bermuda and the island of Cyprus;

            "THE PROPERTIES" means the leasehold properties details of which are set out in schedule 6;

            "PURCHASER'S GROUP" means the Purchaser together with its subsidiaries and any parent company of the Purchaser and all of such parent company's or companies' subsidiaries;

            "THE PURCHASER'S SOLICITORS" means Norton Rose, of Kempson House, Camomile Street, London EC3A 7AN;

            "RELATED COMPANY" in relation to any company means any subsidiary or holding company of that company or any subsidiary of that holding company;

            "RELEVANT BREACH" means any event, matter or circumstance which is inconsistent with, contrary to or otherwise a breach of any of the Warranties (as qualified by clause 7.2(a));

            "RELEVANT CLAIM" means a claim by the Purchaser involving or relating to a breach of any of the Warranties;

            "RELIEF" means any loss, relief, allowance, exemption, set-off, deduction, credit or other relief relating to any Taxation or to the computation of income, profits or gains for the purposes of any Taxation;

            "RESPECTIVE PROPORTIONS" means (in relation to the Vendors) the respective proportions shown in column (4) of schedule 1 (being the proportions in which the Sale Shares are held by the Vendors as shown in column (3) of that schedule);

            "THE RESTRICTED SERVICES" means:

            (a) all services which are supplied by any Group Company or International Space Brokers Inc.at the Completion Date (including without prejudice to the generality of the foregoing, the Business); and

            (b) any other services which are similar to and competing with any of the services referred to in (a) above;

            "THE SALE SHARES" means the 10,000,000 issued Ordinary Shares of 10p each of the Company referred to in column (3) of schedule 1;

            "SECURITY INTEREST" means a mortgage, lien, pledge, charge, hypothecation or other security interest (or an agreement or commitment to create any of them), but excluding:

            (a) any lien arising in the ordinary course of business to secure amounts which are not material;

            (b) any unpaid vendor's or supplier's lien arising in the ordinary course of any Group Company's trading business to secure amounts due in respect of goods or services sold or supplied;



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

            (c) liens arising by operation of law, including a banker's lien; and

            (d)         any Lloyd's broker security and trust deed;

            "THE SUBSIDIARIES" means the companies and undertakings specified in schedule 4 and for the purposes of the Warranties set out in schedule 5, clause 9.1(d), the Taxation Deed and schedule 8 shall be deemed to include ISB and its subsidiaries European Space Brokers S.A. and ISB Asia/Pacific Pte Limited;

            "SUBSIDIARY" means a subsidiary undertaking (as defined by section 258 CA 1985);

            "TAXATION" has the meaning given to that expression in the Taxation Deed;

            "TAXATION AUTHORITY" has the meaning given in the Taxation Deed;

            "THE TAXATION DEED" means the taxation deed in the agreed form to be entered into between the Warrantors (1) and the Purchaser (2);

            "THE TAX WARRANTIES" means the Warranties as to the matters stated in part B of schedule 5;

            "TCGA 1992" means the Taxation of Chargeable Gains Act 1992;

            "THE TERMINATION DATE" (in relation to either of B J Warren or J Howes) means the date of termination (for whatever reason and whether in breach of contract or not) of the Key Employment Agreement to be entered into pursuant to clause 5.1(d)(iii) between the Company and that Key Employee;

            "THE TDR PROVISION" means the unused balance of the US$290,000 provision made in CWG's consolidated management accounts up to 31 October 1999 to provide for any liability arising from the investigations carried out by the Texas Department of Revenue in relation to International Accident Facilities Inc and International Accident Facilities (Texas) Inc. in respect of unpaid surplus lines tax;

            "THE VENDORS' SOLICITORS" means Crockers Oswald Hickson, of 10 Gough Square, London EC4A 3NJ;

            "WARRANTIES" means the representations and warranties referred to in clause 7.1;

            "THE WARRANTORS" means those persons whose names are stated in Part A of schedule 2;

            "WARRANTOR PROPORTIONS" means (in relation to the Warrantors) the respective proportions shown in column (2) of Part A of schedule 2 (being the proportions in which the Warrantors undertake to pay the Purchaser in the event of a Relevant Breach or a breach of the Taxation Deed).

1.2         In this Agreement unless the context otherwise requires:

            (a) a document expressed to be "IN THE AGREED FORM" means a document in a form which has been agreed by the parties contemporaneously with or before the execution of this Agreement and which has, for the purposes of identification, been signed or initialled by them or on their behalf;

            (b) references to a clause or schedule are to a clause of, or a schedule to, this Agreement, references to this Agreement include its schedules and references in a schedule or part of a schedule to a paragraph are to a paragraph of that schedule or that part of that schedule;

            (c) references to this Agreement or any other document or to any specified provision of this Agreement or any other document are to this Agreement, that document or that provision as in force for the time being and as amended from time to time in accordance with the terms of this Agreement or that document or, as the case may be, with the agreement of the relevant parties;

            (d) references to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, Court, official or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English legal term;

            (e) words importing the singular include the plural and vice versa, words importing a gender include every gender and references to persons include corporations;

            (f) the contents table and the descriptive headings to clauses, schedules and paragraphs are inserted for convenience only, have no legal effect and shall be ignored in the interpretation of this Agreement;

            (g) all agreements, obligations and liabilities (other than in respect of the Warranties, the Taxation Deed and the restrictive covenants in clause 10 or otherwise where specifically provided to the contrary) on the part of the Vendors or any two or more of the Vendors are joint and several and shall be construed accordingly.

1.3         In this Agreement, unless the context otherwise requires:

(a) "enactment" means any statute or statutory provision (whether of the United Kingdom or elsewhere), subordinate legislation, as defined by section 21(1) Interpretation Act 1978, and any other subordinate legislation made under any such statute or statutory provision;

            (b) a reference to any enactment shall be construed as including a reference to:

                        (i) any enactment which that enactment has directly or indirectly replaced (whether with or without modification); and

                        (ii) that enactment as re-enacted, replaced or modified from time to time, whether before, on or after the date hereof save to the extent that the liability of any party hereunder would thereby be increased or extended.

2           THE DIVIDEND

2.1 The Dividend, which has been declared by the Company immediately prior to Completion shall be paid on 30th November 1999 to the members on the register on the date of such declaration and the Purchaser hereby undertakes to provide the Company with sufficient funds to enable the Dividend to be paid.

3           SALE OF THE SALE SHARES

3.1 The Vendors shall sell to the Purchaser and the Purchaser (relying, as the Vendors acknowledge, on the representations, warranties, undertakings and indemnities of the Vendors and the Warrantors (or any of them) referred to or contained in this Agreement or the Taxation Deed) shall purchase from the Vendors the Sale Shares.

3.2         (a)         (i)         Subject to clauses 3.1 and 3.2(a)(ii) the
                                    Vendors shall sell and transfer the Sale
                                    Shares free from all encumbrances and
                                    (subject thereto) with full title guarantee.

                        (ii)        Where any of the Vendors are stated in
                                    schedule 1 to be trustees, those Vendors shall sell and transfer free from all encumbrances and with limited title guarantee such of the Sale Shares as are held by them in that capacity.

                        (iii) For the purposes of this clause 3.2 "encumbrances" includes all claims, liens, charges, encumbrances and equities and other rights exercisable by third parties.

            (b) The transfers of the Sale Shares to the Purchaser shall be deemed to include expressly and be made subject to all the foregoing provisions of this clause 3.2.

3.3 Title to, beneficial ownership of, and any risk attaching to, the Sale Shares shall pass on Completion and the Sale Shares shall be sold and purchased together with all rights and benefits attached or accruing to them at Completion (including the right to receive all dividends, (other than the Dividend) distributions, or any return of capital declared, paid or made by the Company) on or after Completion.

3.4 Each of the Vendors hereby waives any rights of pre-emption conferred on him by the Articles of Association of the Company or otherwise over Sale Shares hereby agreed to be sold by the other Vendors.

3.5 The Purchaser shall not be obliged to complete the purchase of any of the Sale Shares unless the purchase of all the Sale Shares is completed simultaneously.

4           CONSIDERATION

4.1         The consideration for the sale of the Sale Shares shall be:

            (a) the payment by the Purchaser in cash to the Vendors (other than the Designated Vendors in so far as they do not elect to take all or part of the Consideration due to them in cash) in their Respective Proportions on Completion of the Completion Amount;

            (b) the issue by the Purchaser of Loan Notes to the Designated Vendors for all or that part of the Consideration due to them as they may elect to receive in the form of Loan Notes; and

            (c) the payment by the Purchaser into the Escrow Account of the Escrow Amount.

4.2 If and to the extent that there is any unused balance relating to the Griffin Receipt (as defined in paragraph 14 of schedule 8) after the operation of the set-off provisions set out in paragraph 13 of schedule 8 the Purchaser shall within 5 working days of the calculation of such unused balance pay to the Vendor's Solicitors (for the account of the Vendors) a sum equal to 50 per cent. of such unused balance.

4.3 The Purchaser shall calculate the unused balance relating to the Griffin Receipt within 2 months after the expiry of the fourth anniversary of the Completion Date and shall notify the Key Vendors of the amount so calculated as soon as possible after such calculation is made.

4.4 If a Griffin Receipt is received by the Purchaser after the expiry of the fourth anniversary of the Completion Date then the Purchaser shall as soon as reasonably practicable pay to the Vendors' Solicitors (for the account of the Vendors) a sum equal to 50 per cent. of such Receipt.

4.5 If there shall be any dispute between the parties as to the amount of any payment to the Vendors under clause 4.2 the matter or matters in dispute shall be referred to the auditors of the Company for the time being. The said auditors shall act as experts and not as arbitrators, their decision shall be final and binding upon the parties hereto and their costs shall be borne between the parties as they (the auditors) shall think fit.

5           COMPLETION

5.1 Completion shall take place at the offices of the Purchaser's Solicitors or at such other place as the parties may agree on the Completion Date when the following business (but not part only unless the Purchaser shall so agree) shall be transacted:

            (a)         The Vendors shall deliver to the Purchaser:



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

                        (i) transfers in respect of the Sale Shares duly executed and completed in favour of the Purchaser or as it may direct or have directed, together with the certificates therefor and the duly executed powers of attorney or other authorities under which any of the transfers have been executed and certified copies of the Minutes recording the Resolution of the trustees of such of the Vendors as are trustees, in each case authorising the sale of the Sale Shares held by those Vendors and the execution of the transfers in respect of them;

                        (ii) such other documents as may be required to give a good title to the Sale Shares and to enable the Purchaser or its nominees to become the registered holders thereof;

                        (iii) (in respect of the Company) its statutory and minute books written up to date, and its Common Seal, Certificate of Incorporation, any Certificate or Certificates of Incorporation on Change of Name and other documents and records including copies of its Memorandum and Articles of Association;

                        (iv) the Taxation Deed duly executed by each of the parties thereto;

                        (v) evidence in a form satisfactory to the Purchaser that all Guarantees given by any Group Company in respect of liabilities of any of the Vendors have been released; and

                        (vi) a letter in a form reasonably acceptable to the Purchaser from Frank Crystal & Co. confirming that neither the Purchaser nor its parent nor any member of the Purchaser's group is a competitor of International Space Brokers Inc. and accordingly that the acquisition by the Purchaser of the Company pursuant to this Agreement will not trigger the option provision in the Stockholder Agreement dated 28 January 1994 in respect of International Space Brokers Inc. and made between the Company (1) Frank Crystal & Co.
                                    (2) and Le Blanc de Nicolay (3).

            (b)         The Vendors shall:

                        (i) cause the transfers mentioned in clause 5.1(a)(i) to be resolved to be registered (subject only to their being duly stamped) notwithstanding any provision to the contrary in the Articles of Association of the Company;

                        (ii)        cause the persons named in part A of
                                    schedule 7 to be validly appointed as
                                    additional Directors of the Company; and

                        (iii) procure that B. Warren, R. Holland and L. Morant shall retire as trustees, and that C. Bowen, P. Evans and M. Lesser shall be appointed as additional trustees, of the Crawley Warren Pension Scheme; and

                        (iv) repay to each Group Company, or procure the repayment thereto of, all (if any) indebtedness outstanding at Completion from the Vendors or any of them (other than the Continuing Loans) to that Group Company (other than in respect of any trading in the ordinary course of business by that Group Company with any of the Vendors, which shall be repaid in accordance with existing arrangements).

            (c)         The Purchaser shall:

                        (i) pay the Completion Amount by electronic funds transfer to the Nominated Account of the Vendors' Solicitors (who are hereby authorised to receive it in such account) and the Purchaser shall have no obligation as to the distribution or allocation of the amount so paid between the Vendors;

                        (ii) issue the Loan Notes to, and execute certificates in favour of, each of the Designated Vendors; and

                        (iii) pay the Escrow Amount by electronic funds transfer to the Escrow Account;

                        and the payment of such monies into such accounts shall constitute a good discharge to the Purchaser.

            (d)         The parties shall join in procuring that:

                        (i) all existing bank mandates in force for the Company shall be altered (in such manner as the Purchaser shall at Completion require) to reflect the resignations and appointments referred to above;

                        (ii) all the Group Companies shall repay all (if any) loans made to them by the Vendors (or any of them) and outstanding at Completion;

                        (iii) the Key Employees shall enter into the Key Employment Agreements; and

                        (iv) each of the Contribution Agreements will be entered into by each of the Warrantors, his Associates and the Purchaser.

5.2 If the Vendors shall fail or be unable to comply with any of their obligations under the preceding provisions of this clause 5 on the Completion Date the Purchaser may:

            (a) defer Completion to a date not more than 28 days after that date (in which case the provisions of this clause 5.2(a) shall apply to Completion as so deferred); or

            (b) proceed to Completion so far as practicable but without prejudice to the Purchaser's rights (whether under this Agreement generally or under this clause) to the extent that the Vendors shall not have complied with their obligations thereunder; or

            (c) (save where the Purchaser, considering in good faith the materiality or otherwise of the breach, is of the opinion that the breach is immaterial) treat such failure or inability to comply as a repudiatory breach of this Agreement, acceptance of which shall discharge the Purchaser from its undischarged obligations under this Agreement (without prejudice to any other remedy which the Purchaser may have, whether in damages or otherwise).

6           POST-COMPLETION MATTERS AND INDEMNITY

6.1 Each of the Vendors hereby declares that for so long as he remains the registered holder of any of the Sale Shares after Completion he will:

            (a) hold the Sale Shares and (other than the Dividend) the dividends and other distributions of profits or surplus or other assets declared, paid or made in respect of them after Completion and all rights arising out of or in connection with them in trust for the Purchaser and its successors in title; and

            (b) deal with and dispose of the Sale Shares and (other than the Dividend) all such dividends, distributions and rights as are described in clause 6.1(a) as the Purchaser or any such successor may direct; and

            (c)         if so requested by the Purchaser or any such successor:

                        (i) vote at all meetings which he shall be entitled to attend as the registered holder of the Sale Shares in such manner as the Purchaser or any such successor may direct; and

                        (ii) execute all instruments of proxy or other documents which the Purchaser may reasonably require and which may be necessary or desirable or convenient to enable the Purchaser or any such successor to attend and vote at any such meeting.

6.2         The Vendors shall:

            (a) use all reasonable endeavours to secure with effect from Completion the release of the Group Companies without cost to any of the Group Companies from Guarantees to the extent agreed with the Purchaser; and

            (b) indemnify and keep indemnified the Purchaser (which takes the benefit of this indemnity for itself and as trustee for each Group Company) against all actions, proceedings, losses, costs, claims, damages, liabilities and expenses which it or any Group Company may suffer or incur in respect of any claim made under any such Guarantees after Completion.

6.3 The Vendors shall execute or, so far as each is able, procure that any necessary third party shall execute all such documents and/or do or, so far as each is able, procure the doing of such acts and things as the Purchaser shall after Completion reasonably require in order to give effect to this Agreement and any documents entered into pursuant to it and to give to the Purchaser the full benefit of all the provisions of this Agreement.

6.4 The trustees of the ESOT shall, upon request of the Company and as soon as possible after the receipt of the funds payable under clause
            6.7 below, pay over to the Company the surplus funds in the ESOT (after deducting monies to meet any Taxation liabilities) for the Company to distribute as bonuses to employees and directors selected by the ESOT trustees.

6.5 The Company will be liable for employer's National Insurance contributions payable on the bonuses referred to in clause 6.4 and will calculate the necessary deductions of employee's National Insurance contributions and income tax to be collected via PAYE.

6.6 The Purchaser undertakes with the Vendors and each of them that for a period of six months after Completion it will not effect or procure the appointment of any new trustee or the retirement of any existing trustee of the ESOT.

6.7 Within 3 working days of the Completion Date the Purchaser shall procure that the Company makes a payment of(pound)610,000 into the ESOT.

6.8 If any shares in the capital of Uni-Alliance Insurance Holdings Limited ("Uni-Alliance"), an associated company of the Company, or any subsidiary of Uni-Alliance shall be offered to the public on or before 31 March 2002, the Purchaser will pay to the Vendors' Solicitors (for distribution to the Vendors) 50 per cent. of the value of the Company's shares in Uni-Alliance to the extent that the value for such shareholding exceeds (pound)3 million, whether such increase accrues for the benefit of the Company or any other company in the Purchaser's Group to which the Company's present shareholding in Uni-Alliance may have been transferred. Any payment due under this clause 6.8 shall become payable within 14 days of the Valuation Date (as defined in clause 6.10 below) whether before or after 31 March 2002.

6.9 If there shall be any dispute between the parties as to the amount of any payment to the Vendors under clause 6.8 the matter or matters in dispute shall be referred to the auditors of the Company for the time being (or the auditors for the time being of such other member of the Purchaser's Group to which the Company's shareholding in Uni-Alliance may have been transferred). The said auditors shall act as experts and not as arbitrators, their decision shall be final and binding upon the parties hereto and their costs shall be borne as they (the auditors) shall think fit.

6.10 For the purpose of clause 6.8 the value of the shares in Uni-Alliance shall be determined as at the date ("the Valuation Date") which is the later of:

            (a) the date on which the shares are freely capable of being converted to cash by the Company (or any other company in the Purchaser's Group to which the Company's present shareholding in Uni-Alliance may have been transferred); and

            (b) if the shares have not been converted to cash within 18 months of the date in (a) above, then the date which is 18 months after the expiry of such date.

7           REPRESENTATIONS AND WARRANTIES

7.1         In consideration of the Purchaser entering into this Agreement:

            (a) the Warrantors hereby warrant and represent to the Purchaser (for itself and as trustee for its successors in title):

                        (i) (subject to clause 7.2) in the terms set out in schedule 5; and

                        (ii) that any statement in schedule 5 which is qualified as being made "so far as the Warrantors are aware" or "to the best of the knowledge, information and belief of the Warrantors" or any similar expression has been so qualified after due diligent and careful enquiries by the Warrantors (including enquiry where appropriate of relevant personnel which might include any of the following: executive directors, brokers, company secretary, general managers, financial controller, taxation manager and personnel manager of each Group Company and the accountants, solicitors, tax advisers and insurance brokers who act, or at the relevant time acted, for each Group Company) and that each of the Warrantors has used all reasonable endeavours to ensure that all information given, referred to or reflected in that statement is accurate in all material respects.

7.2         (a)         The Warranties shall be qualified to the extent, but
                        only to the extent, of those matters fully and fairly disclosed in the Disclosure Letter and for this purpose
                        "fully and fairly disclosed" means disclosed in such manner and in such detail as to enable a reasonable purchaser to make an informed and accurate assessment of the matter concerned.

            (b) All references in schedule 5 to "the Company" shall unless the context otherwise requires be construed as references to each and every Group Company.

            (c)         Each of the paragraphs in schedule 5:

                        (i) shall be construed as a separate and independent representation and/or warranty; and

                        (ii) save as expressly otherwise provided in this Agreement, shall not be limited by reference to any other paragraph in schedule 5 or by any other provision of this Agreement or the Taxation Deed, and the Purchaser shall have a separate claim and right of action in respect of every Relevant Breach of each such representation or warranty.

            (d) All references in schedule 5 to "CWG" shall be construed as a reference to the Company only.

7.3 The Warranties shall not in any respect be extinguished or affected by Completion.

7.4 Each of the Vendors agrees with the Purchaser (both as Purchaser and as trustee for each Group Company and each Group Company's directors, employees, agents and advisers):

            (a) that the giving by any Group Company and/or any of its directors, employees, agents or advisers to any of the Vendors or their agents or advisers of any information or opinion in connection with the Warranties or the Taxation Deed or the Disclosure Letter or otherwise in relation to the business or affairs of any Group Company or in connection with the negotiation and preparation of this Agreement, the Taxation Deed or the Disclosure Letter shall not be deemed a representation, warranty or guarantee to the Vendors of the accuracy of such information or opinion;

            (b) to waive any right or claim which he may have against any Group Company and/or any of its directors, employees or agents for any error, omission or misrepresentation in any such information or opinion; and

            (c) that any such right or claim shall not constitute a defence to any claim by the Purchaser under or in relation to this Agreement (including the Warranties) or the Taxation Deed.

7.5 Schedule 8 shall have effect for the purpose of limiting the liability of the Warrantors.

7.6 The following Warranties are not given in respect of any subsidiary of ISB:

            (a)         the Property Warranties contained in paragraph 20 of
                        schedule 5;

            (b)         the Pensions Warranties contained in paragraph 22 of
                        schedule 5; and

            (c) any warranty (or that part thereof) which expressly requires information to be contained in the Disclosure Letter.

8           CLAIMS FOR BREACH OF WARRANTY OR UNDERTAKING

8.1 The rights and remedies conferred on the Purchaser under this Agreement, are cumulative and are additional to, and not exclusive of, any rights or remedies provided by law or otherwise available at any time to the Purchaser.

8.2 The Warrantors severally agree and undertake with the Purchaser to pay in cash in their respective Warrantor Proportions to the Purchaser (or as the Purchaser may direct) on demand if there is a Relevant Breach or a breach of the Taxation Deed, a sum equal to the aggregate of:

            (a) the amount necessary to put the Company into the position which would have existed had there been no breach of warranty, in particular, where the breach or the effect of the breach is that the value of an asset (including one warranted to exist but not in fact existing) of the Company is or becomes less than its value would have been had there been no such breach or the Company has or incurs any liability or increase in liability which would not have been incurred had there been no such breach, then the Warrantors will pay the full amount of such deficiency or diminution in value of the asset or (as the case may be) of such liability or increase in liability; and

            (b) all losses incurred or suffered by the Purchaser or the Company, directly or indirectly, as a result of or in connection with the breach of warranty.

8.3 The Purchaser warrants to the Warrantors that as at the date hereof it has no knowledge of any circumstance entitling it to make a claim for breach of any of the Warranties.

9           PROFESSIONAL NEGLIGENCE AND OTHER INDEMNITIES

9.1 The Warrantors hereby undertake to the Purchaser (acting for itself and as trustee for each member of the Purchaser's Group, the Company and the Subsidiaries) to pay to the Purchaser on demand made at any time and from time to time an amount equal to any liability (excluding any liability specifically provided for in the Management Accounts as at 30 June 1999 other than the Heritage Provision and TDR Provision and satisfied on or before Completion) whether direct or indirect (including any loss, fines, levies, charges, interest, penalties, claims, costs, damages and expenses) of whatsoever nature whensoever arising at any time or times before or after the date hereof whether actual or contingent which may arise out of or be occasioned or suffered in consequence of or in connection with any of the following:

            (a) any uninsured liability in respect of any negligent acts, errors, negligent omissions or negligent advices occurring, rendered, or given by the Company or any of the Subsidiaries or any of their respective officers, empoyees or agents prior to Completion relating to (i) the claims detailed on the list of matters reported to the Company's errors and omissions insurers in the agreed form and (ii) any other matters notified to the Company or the Subsidiaries or in respect of which the Company or the Subsidiaries are otherwise aware and which (in either case) have not been reported to the Company's errors and omissions insurers;

            (b) any fine, levy, damages (whether compensatory or punitive), penalty or similar charge whatsoever, including an order to return commissions and/or brokerage and/or other monies already received (or in respect of any jurisdiction other than England, whatever term approximates in that jurisdiction to the foregoing terms) imposed by, or ordered to be paid by, any regulatory body or court (wheresoever situate in the world) to which the Company or any Subsidiary is or may be or is held or deemed to be subject, where the failure, default or non-compliance on the part of the Group Company occurred or was subsisting prior to Completion, including without limitation:

                        (i) Lloyd's regulatory division's investigation into the operations of Crawley Warren & Company Limited (both generally and in respect of the management of binding authorities relating to bloodstock business written in Cyprus) to the extent that any fine exceeds (pound)10,000 and any costs exceed (pound)5,500;

                        (ii) any loss fine damages or other penalty howsoever termed and arising from the claim against International Accident Facilities Inc. and/or International Accident Facilities Texas Inc. pursuant to the dispute concerning the issuance of insurance policies to National Convenience Stores;

                        (iii) any loss fine damages penalty or other liability howsoever termed arising from the illegal selling or placement of insurance or reinsurance cover by any Group Company;

            (c) any liability (including but not limited to liability arising out of warranties and indemnities) arising pursuant to the ownership of and sale subsequent by Charles Terrace Limited of the business of Compass Certificate Schemes Limited; and the ownership of and subsequent sale by Crawley Warren (USA) Inc. (or a subsidiary thereof) of Innovative Services International LLC and Continental Aviation Underwriting Inc.;

            (d) any debits properly made in accordance with generally accepted accounting principles to the Company's proft and loss account after the Completion Date where the original transaction giving rise thereto was recorded in the insurance ledgers of the Company or any of the Subsidiaries as at 30 September 1999 ("Relevant Debits") after the deduction of any credits made or capable of being made in accordance with generally accepted accounting principles to the Company's profit and loss account after the Completion Date where the original transaction giving rise thereto was recorded in the insurance ledgers of the Company or any of the Subsidiaries as at 30 September 1999;

                        For the avoidance of doubt:
                        (i) credits referred to in this clause 9.1(d) include those recorded as part of the bad and doubtful debt provision relating to transactions recorded in the insurance ledgers of the Company or any of the Subsidiaries as at 30th September 1999 not required for off-set against Relevant Debits; and

                        (ii) any claims under this clause 9.1(d) in relation to ISB or its subsidiaries shall be limited to 46.35 per cent of the value of such claim;

            (e) any loss arising from the directors of the Company registering (i) the transfer of 21,000 shares in the Company outside the period in respect of which a waiver of pre-emption rights by shareholders was in force and
                        (ii) the transfer of 1,000 shares in the Company in contravention of the pre-emption provisions in the Company's Articles of Association;

            (f) any liability arising from the Company or any Subsidiary having acted prior to Completion ultra vires of any binding authority to which such company is cover-holder to the extent such liability is not covered by insurance;

            (g) any debit to the profit and loss account of the Company after the Completion Date arising as a result of the underwriters succeeding in respect of their claims to avoid ab initio the reinsurance contracts placed in respect of Heritage and as a consequence of which Crawley Warren & Company Limited or any other Group Company is required to repay brokerage in excess of the Heritage Provision;

            (h) any debit to the profit and loss account of ISB which results directly or indirectly from commissions due in connection with the space insurance programme of TCI Satellite Entertainment Inc to ISB in the sum of US$54,085 not being paid to ISB (as referred to in the disclosure against warranty 6.7 in the Disclosure Letter);

            (i) any liability (contingent or otherwise) of CW Midwest Inc pursuant to the reimbursement agreement between CW Midwest Inc and Raybon Cox (as referred to in the disclosure against warranty 11.1(e) in the Disclosure Letter);

            (j) any liability (contingent or otherwise) including without limitation, costs, claims, demands and damages of any member of the Group arising whether directly or indirectly from:

                        (i) the actual or potential disputes or litigation involving Columbus Community Hospital, Cozad Hospital and SkillMaster as referred to in the disclosure against warranty 6.7 in the Disclosure Letter;

                        (ii) the actual or potential disputes or litigation involving Guarantee Life v Blue Star Underwriters as referred to in the disclosure against warranty 25.1 in the Disclosure Letter;

                        (iii) any claim against any member of the Group arising from those existing and potential employee claims or circumstances listed in the disclosure against warranty 18.6 in the Disclosure Letter which relate to Gillian Lockwood, Terri Petherbridge, Jacqueline Murphy and Joanne Brown;

                        (iv) the actual or potential disputes or litigation against any member of the Group arising from the dispute with Atrimar Constructions Pty Limited and Internet Constructions Pty Limited as referred to in the disclosure against warranty 25.1 in the Disclosure Letter;

            (k) any amount which the Group is unable to recover from Peter Shellard as detailed in the disclosure against warranty 18.10 in the Disclosure Letter;

            (l) any amount which any Group Company is unable to recover from Michael Roberts pursuant to the purchase by the Group of Mansions of Australia Pty Limited as detailed in the disclosure against warranty 19.4 in the Disclosure Letter;

            (m) any liability of any Group Company to satisfy any additional premium or call demanded by the Griffin Insurance Association Limited in respect of any period up to the Completion Date;

            (n) any liability of any Group Company arising out of the existing litigation between Le Blanc de Nicolay Reassurance SA ("Le Blanc") and ISB except for:

                        (i) costs incurred by ISB in relation to such litigation, and

                        (ii) any obligation by ISB to pay Le Blanc any monies in respect of the commissions allegedly owed by ISB to Le Blanc from the period after 15 May 1998 to the extent that such commissions have not been booked and credited to the profit and loss account of ISB;

            (o) any liability arising whether directly or indirectly from the discrepanices contained in AUG's computerised register of allotment compared to its shareholders' register;

            (p) any costs or liability arising to the extent that any charges over the Company or any of the Subsidiaries any of their assets have not been satisfied or discharged in full prior top Completion (other than the Continuing Charges).

9.2 The following provisions of schedule 8 shall apply in relation to this clause 9 in the same manner in which the said provisions apply to claims under the Warranties and (if applicable) the Taxation
            Deed: 2.1(g), 3.1(a), 3.1(b), 4, 7-11 (inclusive) and 14. Paragraph
            13 of schedule 8 shall apply only in relation to clause 9.1(d).

9.3 No claim shall be brought by the Purchaser pursuant to clause 9 unless notice in writing of such claim (specifying in reasonable detail the event, matter or default which gives rise to the claim) has been given to the Warrantors before the fourth anniversary of the Completion Date or (in the case of claims pursuant to clause 9.1(b) which relate to a non-UK jurisdiction only, before the second anniversary of the Completion Date).

9.4 No information known to the Purchaser (whether actual or constructive) (including without limitation any matter disclosed in the Disclosure Letter) shall prejudice any claim made by the Purchaser under this clause 9.

10          RESTRICTIVE COVENANTS

10.1 Each of the Key Vendors undertakes with the Purchaser that without the prior consent in writing of the Purchaser he will not directly, or indirectly whether by himself, his employees or agents and whether on his own behalf or on behalf of any person, firm or company or otherwise howsoever, for a period of 3 years from the date of Completion.

            (a) (subject to clause 10.5) carry on, be employed or otherwise engaged, concerned or interested in any capacity (whether for reward or otherwise) in, provide any technical, commercial or professional advice to, or in any way assist any business which is or is about to be engaged in the supply of the Restricted Services in the Prohibited Area in competition with the Company or any other Group Company;

            (b) in relation to the Restricted Services or any of them, solicit or canvass, accept orders from or otherwise deal with any person, firm, company or other organisation who:

                        (i) was a client of the Company or any other Group Company at any time during the 3 years prior to Completion; or

                        (ii) at the date of Completion was in the process of negotiating or contemplating doing business with the Company or any other Group Company,

                        and with whom that Key Vendor had personal dealings at any time in the 3 years prior to Completion in the course of his employment;

            (c) solicit or entice away or endeavour to solicit or entice away from the Company or any other Group Company any director or broker or manager or other person employed or otherwise engaged by that Group Company on the date of Completion, whether or not that person would commit any breach of his contract of employment by reason of his leaving the service of that Group Company;

10.2 Clause 10.1 shall be deemed to be repeated herein with the substitution of the period "12 months from the Termination Date in relation to that Key Vendor" for the period "3 years from the date of Completion".

10.3 Each of the Vendors (which expression shall not in this clause 10.3 include any of the Vendors who are trustees) undertakes with the Purchaser that except under the terms of any service agreement between himself and a Group Company or the Purchaser he will not at any time after Completion directly or indirectly, whether by himself, his employees or agents or otherwise howsoever:

            (a) without the Purchaser's prior written consent, engage in any trade or business or be associated with any person firm or company engaged in any trade or business using any of the names Crawley Warren, International Space Brokers, ISB, International Accident Facilities, IAF, Cox or Mansions or any name incorporating the words Crawley or

                        Warren or International Space Brokers or ISB or International Accident Facilities or IAF or Cox or Mansions or any similar name or names or any colourable imitation thereof;

            (b) (subject to clause 10.5) in the course of carrying on any trade or business, claim, represent or otherwise indicate any present association with the Company or any other Group Company or, for the purpose of obtaining or retaining any business or custom, claim, represent or otherwise indicate any past association with the Company or any other Group Company;

            (c) (subject to clause 10.5) without the consent of the Company or the Purchaser use, whether on his own behalf or any third party, or divulge to any third party, any of the Confidential Information.

10.4 Each of the Vendors undertakes with the Purchaser that, if the Company or any other Group Company obtains any of the Confidential Information from any third party under an agreement including any restriction on disclosure known to him, he will not at any time without the consent of the Company or the Purchaser infringe that restriction.

10.5        (a)         The restriction in clause 10.1(a) shall not operate to
                        prohibit any Key Vendor from holding up to 3 per cent of the shares of any competing company the shares of which are listed or dealt in on a recognised stock exchange;

            (b) The reference in clause 10.5(a) to clause 10.1(a) shall include clause 10.1(a) as repeated by clause 10.2.

            (c) The restrictions in clauses 10.3(c) and 10.4 shall not apply:

                        (i) in respect of any of the Confidential Information which is in or becomes part of the public domain, other than through a breach of the obligations of confidentiality set out in this Agreement; or

                        (ii) to any of the Vendors to the extent that he is required to disclose Confidential Information by any applicable law, governmental order, decree, regulation, licence or rule or pursuant to the regulations of any securities exchange or regulatory or governmental body to which he is subject or otherwise to his professional advisers.

10.6 Each of the Vendors agrees with the Company and the Purchaser that the restrictive covenants in this clause 10, so far as each such covenant is relevant to him or her, are reasonable and necessary for the protection of the value of the Sale Shares and the Company and that having regard to that fact those covenants do not work harshly on him.

10.7        (a)         The Vendors acknowledge that they have had the
                        opportunity to take independent advice on the restrictions in clause 10.1 to 10.4 inclusive.

            (b) While those restrictions are considered by the parties to be reasonable in all the circumstances, it is agreed that if any of those restrictions, by themselves or taken together, shall be adjudged to go beyond what is reasonable in all the circumstances for the protection of the legitimate interests of the Purchaser but would be adjudged reasonable if part or parts of the wording thereof were deleted or amended or qualified or the periods thereof were reduced or the range of products or services or area dealt with were thereby reduced in scope, then the relevant restriction or restrictions shall apply with such modification or modifications as may be necessary to make it or them valid and effective.

11          CONTINUING EFFECTS OF THIS AGREEMENT

11.1 No provision of this Agreement or of any arrangement of which this Agreement forms part which is of such nature as to render the Agreement or arrangement subject to registration under the Restrictive Trade Practices Act 1976 shall take effect until the day after the date on which particulars of the Agreement or arrangement are furnished to the Director General of Fair Trading in accordance with that Act.

11.2 Subject to clause 11.1, all provisions of this Agreement shall so far as they are capable of being performed or observed continue in full force and effect notwithstanding Completion except in respect of those matters then already performed and Completion shall not constitute a waiver of any of the Purchaser's rights in relation to this Agreement or the Taxation Deed.

12          ANNOUNCEMENTS

12.1 Each of the Vendors undertakes with the Purchaser to provide, and to use his best endeavours to procure that each of the Directors of the Company and the Subsidiaries shall provide, all such information known to him or which on reasonable enquiry ought to be known to him and relating to the Group or otherwise as the Purchaser may reasonably require for the purpose of complying with any requirements of law or of the New York Stock Exchange.

12.2 Save as expressly required by law or by the New York Stock Exchange or by any relevant regulatory, governmental or quasi-governmental authority, all announcements or circulars by, of or on behalf of any of the parties hereto made before or after Completion and relating to the sale and purchase of the Sale Shares shall be in terms to be agreed between the parties in advance of issue and for the purpose of this clause 12.2 "parties" shall be deemed to mean the Purchaser on the one hand and the Key Vendors on the other.

13          RELEASES, WAIVERS ETC., BY THE PURCHASER

13.1 The Purchaser may, in its discretion, in whole or in part release, compound or compromise, or waive its rights or grant time or indulgence in respect of, any liability to it under this Agreement or the Taxation Deed and may do so as regards any one or more of the Vendors or Warrantors under that liability without in any way prejudicing or affecting the liability of or its rights against any other of the Vendors or Warrantors in respect of the same or a like liability, whether joint and several or otherwise.

13.2 Subject to clause 13.3, neither the single or partial exercise or temporary or partial waiver by the Purchaser of any right, nor the failure by the Purchaser to exercise in whole or in part any right or to insist on the strict performance of any provision of this Agreement, nor the discontinuance, abandonment or adverse determination of any proceedings taken by the Purchaser to enforce any right or any such provision shall (except for the period or to the extent covered by any such temporary or partial waiver) operate as a waiver of, or preclude any exercise or enforcement or (as the case may be) further or other exercise or enforcement by the Purchaser of, that or any other right or provision.

13.3 Clause 13.2 is without prejudice to the time limits in paragraph 5 of schedule 8 (for which purposes time shall be of the essence) and all references in clause 13.2 to:

            (a) any right shall include any power, right or remedy conferred by this Agreement on, or provided by law or otherwise available to, the Purchaser; and

            (b) any failure to do something shall include any delay in doing it.

13.4 The giving by the Purchaser of any consent to any act which by the terms of this Agreement requires such consent shall not prejudice the right of the Purchaser to withhold or give consent to the doing of any similar act.

14          NOTICES

14.1 Except as otherwise provided in this Agreement, every notice under this Agreement shall be in writing in the English language and shall be deemed to be duly given if it (or the envelope containing it) identifies the party to whom it is intended to be given as the addressee and:

            (a) it is delivered by being handed personally to the addressee (or, where the addressee is a corporation, any one of its Directors or its Secretary); or

            (b) it is delivered by being left in a letter box or other appropriate place for the receipt of letters at the addressee's authorised address; or

            (c) the envelope containing the notice is properly addressed to the addressee at his authorised address and duly posted by first class mail or registered post or the recorded delivery service (or by airmail registered post if overseas) or the notice is duly transmitted to that address by facsimile transmission, and, in proving the giving or service of such notice, it shall be conclusive evidence to prove that the notice was duly given within the meaning of this clause 14.1.

14.2 A notice sent by post (or the envelope containing it) shall not be deemed to be duly posted for the purposes of clause 14.1(c) unless it is put into the post properly stamped or with all postal or other charges in respect of it otherwise prepaid.

14.3 For the purposes of this clause 14 the authorised address of each of the Vendors shall be the respective addresses of each of the Key Vendors or (in the case of notices transmitted by facsimile transmission) the respective facsimile numbers (if any) of the Key Vendors and the service of notice on the Key Vendors shall be deemed to be service on each and every Vendor and the authorised address of (respectively) the Purchaser and the Company and each of the Subsidiaries shall be the address of its registered office for the time being or (in the case of notices transmitted by facsimile transmission) its respective facsimile numbers at that address.

14.4 Any notice duly given within the meaning of clause 14.1 shall be deemed to have been both given and received:

            (a) if it is delivered in accordance with clause 14.1(a) or 14.1(b), on such delivery;

            (b) if it is duly posted or transmitted in accordance with clause 14.1(c) by any of the methods there specified, on the second (or, when sent airmail, fifth) business day after the day of posting or (in the case of a notice transmitted by facsimile transmission) upon receipt by the sender of the correct transmission report.

14.5 For the purposes of this clause 14 "notice" shall include any request, demand, instructions, communication or other document.

15          ENTIRE AGREEMENT

15.1 This Agreement (together with all documents which are required by its terms to be entered into by the parties or any of them and all those terms of any other documents which this Agreement expressly preserves and all other documents which are in the agreed form and are entered into by the parties or any of them in connection with this Agreement) sets out the entire agreement and understanding between the parties in connection with the Company and the sale and purchase and other matters described in it.

16          ALTERATIONS

16.1 No purported alteration of this Agreement shall be effective unless it is in writing, refers to this Agreement and is duly executed by each party hereto.

17          SEVERABILITY

17.1 Each provision of this Agreement is severable and distinct from the others. The parties intend that every such provision shall be and remain valid and enforceable to the fullest extent permitted by law. If any such provision is or at any time becomes to any extent invalid, illegal or unenforceable under any enactment or rule of law, it shall to that extent be deemed not to form part of this Agreement but (except to that extent in the case of that provision) it and all other provisions of this Agreement shall continue in full force and effect and their validity, legality and enforceability shall not be thereby affected or impaired, provided that the operation of this clause would not negate the commercial intent and purpose of the parties under this Agreement.

17.2 If any provision of this Agreement is illegal or unenforceable as a result of any time period being stated to endure for a period in excess of that permitted by a regulatory authority, that provision shall take effect with a time period that is acceptable to the relevant regulatory authorities subject to it not negating the commercial intent of the parties under this Agreement.

18          COUNTERPARTS

18.1 This Agreement may be entered into in the form of two or more counterparts each executed by one or more of the parties but, taken together, executed by all and, provided that all the parties so enter into the Agreement, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original, but, taken together, they shall constitute one instrument.

19          PAYMENT OF COSTS

19.1 Each of the parties shall be responsible for his respective legal and other costs incurred in relation to the negotiation, preparation and completion of this Agreement, the Taxation Deed and all ancillary documents.

20          SUCCESSORS AND ASSIGNS

20.1 This Agreement shall be binding on and shall enure for the benefit of the successors in title and personal representatives of each party.

20.2 Save as provided in clause 20.3, none of the parties hereto shall be entitled to assign the benefit of any rights under this Agreement.

20.3 The benefit of this Agreement (including the Warranties) and the Taxation Deed shall be freely assignable by the Purchaser within the Purchaser's Group (provided that if the assignee subsequently leaves the Purchaser's Group the Purchaser shall procure that the benefit of the Warranties and the Taxation Deed is re-assigned either to itself or to another company which is at that time a member of the Purchaser's Group) and, in the event of any such assignment, all references in this Agreement and the Taxation Deed to the Purchaser shall be deemed to include its assigns.

21          APPLICABLE LAW AND SUBMISSION TO JURISDICTION

21.1 This Agreement shall be governed by and construed in accordance with English law.

21.2 It is hereby agreed that if any party has any claim against another party arising out of or in connection with this Agreement such claim shall be referred to the High Court of Justice in England, to the jurisdiction of which each of the parties hereto irrevocably submits.

IN WITNESS whereof this Agreement has been entered into the day and year first above written.

                                   SCHEDULE 1
                                   THE VENDORS

---------------------------- -------------------------- ------------------ --------------------- ----------------
            (1)                         (2)                    (3)                 (4)                 (5)
---------------------------- -------------------------- ------------------ --------------------- ----------------
           Name                       Address             No. Ordinary          Respective          Principal
           ----                       -------             ------------          ----------          ---------
                                                           Shares Held       Proportions (%)        Amount of
                                                           -----------       ---------------        ---------
                                                                                                   Loan Notes
                                                                                                    ((pound))
---------------------------- -------------------------- ------------------ --------------------- ----------------
Island Trustees Ltd          Hill House                      230,515             2.30515               Nil
& A. Macfadyen &             1 Little New Street
R. Wightman                  London  EC4A 3TR
(Trustees)
---------------------------- -------------------------- ------------------ --------------------- ----------------
Thomas Joseph                28 Harwood                       3,500              0.03500               Nil
Adams                        Avenue
                             Ardleigh Green
                             Hornchurch
                             Essex  RM11 2NT
---------------------------- -------------------------- ------------------ --------------------- ----------------
Richard David                10 Gough Square                 377,206             3.77206               Nil
Hudson Alan                  London  EC4A 3NJ
Gordon Archibald
Macfadyen Adrian
Baulf (Trustees)
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Malcolm                     5 Kings Avenue                  20,000              0.20000             24,147
Bernardes                    Sundridge Park
                             Bromley
                             Kent  BR1 4HN
---------------------------- -------------------------- ------------------ --------------------- ----------------
Maria Jane Bryant            St Mary's Lodge                 25,612              0.25612               Nil
                             Kitson Road
                             Barnes
                             London  SW13 9HJ
---------------------------- -------------------------- ------------------ --------------------- ----------------
Pauline Chapman              Ferhana                          5,000              0.05000               Nil
                             67 Shepherds Hill
                             Harold Wood
                             Essex  RM3 0NP
---------------------------- -------------------------- ------------------ --------------------- ----------------
Brian L. Colesby             35 Madeira Drive                 3,500              0.03500               Nil
                             Hastings
                             Sussex  TN34 2NH
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Margaret Isobel             Holmwood                        20,000              0.20000             38,081
Collins                      Oaken Drive
                             Claygate
                             Surrey  KT10 0DL
---------------------------- -------------------------- ------------------ --------------------- ----------------
*David John Davies           19 Coney Hill Road               7,500              0.07500              8,280
                             West Wickham
                             Kent  BR4 9BU
---------------------------- -------------------------- ------------------ --------------------- ----------------
Alan Gordon A.               10 Gough Square                 97,794              0.97794               Nil
Macfadyen, Richard           London  EC4A 3NJ
David Hudson,
Sheila Mary Warren
WDFT (Trustees)
---------------------------- -------------------------- ------------------ --------------------- ----------------

---------------------------- -------------------------- ------------------ --------------------- ----------------
            (1)                         (2)                    (3)                 (4)                 (5)
---------------------------- -------------------------- ------------------ --------------------- ----------------
           Name                       Address             No. Ordinary          Respective          Principal
           ----                       -------             ------------          ----------          ---------
                                                           Shares Held       Proportions (%)        Amount of
                                                           -----------       ---------------        ---------
                                                                                                   Loan Notes
                                                                                                    ((pound))
---------------------------- -------------------------- ------------------ --------------------- ----------------
Steven V. Eagle              71 Friends Avenue                3,500              0.03500               Nil
                             The Grange
                             Cheshunt
                             Herts.  EN8 8LE
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Michael W.                  44 Deer Park                     5,000              0.05000               997
Gamble                       Harlow
                             Essex  CM19 4LE
---------------------------- -------------------------- ------------------ --------------------- ----------------
Alan Gordon A.               10 Gough Square                 85,000              0.85000               Nil
Macfadyen, Richard           London  EC4A 3NJ
David Hudson,
Sheila Mary Warren
GCW (Trustees)
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Martin Howard               29 Tryfan Close                  6,000              0.06000              2,901
Green                        Redbridge
                             Ilford
                             Essex  IG4 5JX
---------------------------- -------------------------- ------------------ --------------------- ----------------
Roger Charles                27 Congreve Road                 5,000              0.05000               Nil
Grover                       Eltham
                             London  SE9 1LP
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Paul Harrison               17 Byron Drive                   5,000              0.05000               997
                             Northumberland Heath
                             Erith
                             Kent  DA8 1YD
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Steven Hart                 10 Poynes Road                   5,000              0.05000               997
                             Horley
                             Surrey  RH6 8LT
---------------------------- -------------------------- ------------------ --------------------- ----------------
Michael Alexander            Pandora House                   537,868             5.37868               Nil
Hemmings                     Warren Road
                             Kingston-upon-Thames
                             Surrey  KT2 7HN
---------------------------- -------------------------- ------------------ --------------------- ----------------
David Francis                Glebe House                     20,000              0.20000               Nil
Howard                       Ulcombe
                             Nr. Maidstone
                             Kent  ME17 1DN
---------------------------- -------------------------- ------------------ --------------------- ----------------
Dolores Ann Howes            Cervantes                       251,471             2.51471               Nil
                             2 Riesco Drive
                             Croydon
                             Surrey  CR0 5RS
---------------------------- -------------------------- ------------------ --------------------- ----------------
John Harrison                Cervantes                       628,676             6.28676               Nil
Howes                        2 Riesco Drive
                             Croydon
                             Surrey  CR0 5RS
---------------------------- -------------------------- ------------------ --------------------- ----------------

---------------------------- -------------------------- ------------------ --------------------- ----------------
            (1)                         (2)                    (3)                 (4)                 (5)
---------------------------- -------------------------- ------------------ --------------------- ----------------
           Name                       Address             No. Ordinary          Respective          Principal
           ----                       -------             ------------          ----------          ---------
                                                           Shares Held       Proportions (%)        Amount of
                                                           -----------       ---------------        ---------
                                                                                                   Loan Notes
                                                                                                    ((pound))
---------------------------- -------------------------- ------------------ --------------------- ----------------
Adrian John Baulf,           179 High Street                 600,000             6.00000               Nil
Caroline Hyem,               Bromley
John Hyem                    Kent  BR1 1LB
(Trustees)
---------------------------- -------------------------- ------------------ --------------------- ----------------
Caroline Hyem                Finches                         80,000              0.80000               Nil
                             Castle Walk
                             Wadhurst
                             East Sussex
                             TN5 6DB
---------------------------- -------------------------- ------------------ --------------------- ----------------
John Hyem                    Finches                         11,544              0.11544               Nil
                             Castle Walk
                             Wadhurst
                             East Sussex
                             TN5 6DB
---------------------------- -------------------------- ------------------ --------------------- ----------------
Louise Claire Jones          Elmwood                         25,613              0.25613               Nil
                             11 North Park
                             Richings Park
                             Iver
                             Buckinghamshire SLO 9DH
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Allan Kennedy               3 Douglas Walk                   5,000              0.05000               997
                             Chelmsford
                             Essex  CM2 9XQ
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Mrs Patricia Lloyd          Oakley                          25,000              0.25000             35,236
as Executrix of              34 Lloyd Park Avenue
Christopher Charles          Croydon
Lloyd (deceased)             Surrey  CR0 5SB
(Trustee)
---------------------------- -------------------------- ------------------ --------------------- ----------------
David William                34 Kilworth Avenue               7,500              0.07500               Nil
Long                         Shenfield
                             Essex  CM15 8PT
---------------------------- -------------------------- ------------------ --------------------- ----------------
Alan Gordon                  10 Gough Square                 85,000              0.85000               Nil
Macfadyen, Richard           London  EC4A 3NJ
David Hudson,
Sheila Mary Warren
LPW (Trustees)
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Richard John                34 Manor Road                    7,500              0.07500              5,757
Mahoney                      South Woodham Ferrers
                             Essex  CM3 5PT
---------------------------- -------------------------- ------------------ --------------------- ----------------
Christopher Mills            23 Berger Close                  5,000              0.05000               Nil
                             Orpington
                             Kent  BR5 1HR
---------------------------- -------------------------- ------------------ --------------------- ----------------

---------------------------- -------------------------- ------------------ --------------------- ----------------
            (1)                         (2)                    (3)                 (4)                 (5)
---------------------------- -------------------------- ------------------ --------------------- ----------------
           Name                       Address             No. Ordinary          Respective          Principal
           ----                       -------             ------------          ----------          ---------
                                                           Shares Held       Proportions (%)        Amount of
                                                           -----------       ---------------        ---------
                                                                                                   Loan Notes
                                                                                                    ((pound))
---------------------------- -------------------------- ------------------ --------------------- ----------------
Julia Anne Mills             "Roxane"                        25,613              0.25613               Nil
                             3 Tummers End
                             Chalfont St Peter
                             Buckinghamshire  SL9 9LW
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Leslie Guy Mark             20 Seeleys Road                 15,000              0.15000             20,038
Morant                       Beaconsfield
                             Bucks.  HP9 1SZ
---------------------------- -------------------------- ------------------ --------------------- ----------------
Alan Gordon A                10 Gough Square                 40,000              0.40000               Nil
Macfadyen, Richard           London  EC4A 3NJ
David Hudson,
Sheila Mary Warren
MRW (Trustees)
---------------------------- -------------------------- ------------------ --------------------- ----------------
Alan Gordon A                10 Gough Square                 85,000              0.85000               Nil
Macfadyen, Richard           London  EC4A 3NJ
David Hudson,
Sheila Mary Warren
NKW (Trustees)
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Peter Thomas                100 Tuffnells Way               20,000              0.20000             26,055
Osborne                      Harpenden
                             Hertfordshire
                             AL5 3HW
---------------------------- -------------------------- ------------------ --------------------- ----------------
George Alan Packer           37 Henwoods Crescent             5,000              0.05000               Nil
                             Pembury
                             Tunbridge Wells
                             Kent  TN2 4LJ
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Howard Douglas              Hunters Lodge                    7,500              0.07500              5,757
Arthur Rigg                  The Links
                             Redhill Road
                             Cobham
                             Surrey  KT11 1EF
---------------------------- -------------------------- ------------------ --------------------- ----------------
Mrs Lynda Ann                16 Southbourne Gardens           3,500              0.03500               Nil
Roberts                      Ilford
                             Essex  IG1 2QF
---------------------------- -------------------------- ------------------ --------------------- ----------------
*David James Sales           4 Swans Green Close              7,500              0.07500              8,780
                             Thundersley
                             Essex  SS7 3PE
---------------------------- -------------------------- ------------------ --------------------- ----------------

---------------------------- -------------------------- ------------------ --------------------- ----------------
            (1)                         (2)                    (3)                 (4)                 (5)
---------------------------- -------------------------- ------------------ --------------------- ----------------
           Name                       Address             No. Ordinary          Respective          Principal
           ----                       -------             ------------          ----------          ---------
                                                           Shares Held       Proportions (%)        Amount of
                                                           -----------       ---------------        ---------
                                                                                                   Loan Notes
                                                                                                    ((pound))
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Peter David                 The Old Thatch                   7,500              0.07500              9,835
Shellard                     Chitcombe Road
                             Broad Oak
                             Rye
                             East Sussex
                             TN31 6EU
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Clive Patrick Giles         47 Park Road                     7,500              0.07500             14,280
Smith                        East Molesey
                             Surrey  KT8 9LD
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Martin Paul                 9 The Linkway                   10,000              0.10000             19,040
Spencer                      Sutton
                             Surrey  SM2 5SE
---------------------------- -------------------------- ------------------ --------------------- ----------------
Bradley H J Start            20 Acres End                     3,500              0.03500               Nil
                             Chelmsford
                             Essex  CM1 2XR
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Gerard William              42 Morris Road                  20,000              0.20000             25,081
Stone                        Poplar
                             London  E14 6NX
---------------------------- -------------------------- ------------------ --------------------- ----------------
B.J. Warren and              America House                   219,000             2.19000               Nil
J. Howes as                  America Square
Trustees of Crawley          London
Warren Group                 EC3N 2AH
Employee Share
Ownership Scheme
---------------------------- -------------------------- ------------------ --------------------- ----------------
Bernard James                Magnolia House                 4,635,147            46.35147              Nil
Warren                       26 Kippington Road
                             Sevenoaks
                             Kent  TN13 2LJ
---------------------------- -------------------------- ------------------ --------------------- ----------------
Elizabeth Anne               Brooklands Cottage              250,000             2.50000               Nil
Warren                       Marsh Green
                             Kent
                             TN8 5QR
---------------------------- -------------------------- ------------------ --------------------- ----------------
Guy Charles                  5096 East Maplewood Drive       279,412             2.79412               Nil
Warren                       Littleton
                             Colorado 80121
                             USA
---------------------------- -------------------------- ------------------ --------------------- ----------------
Joanna Warren                35 Tavistock Terrace            139,706             1.39706               Nil
                             London  N19 4BZ
---------------------------- -------------------------- ------------------ --------------------- ----------------
Lewis Patrick                Tanners                         250,000             2.50000               Nil
Warren                       Freight Lane
                             Cranbrook
                             Kent  TN17 3PF
---------------------------- -------------------------- ------------------ --------------------- ----------------

---------------------------- -------------------------- ------------------ --------------------- ----------------
            (1)                         (2)                    (3)                 (4)                 (5)
---------------------------- -------------------------- ------------------ --------------------- ----------------
           Name                       Address             No. Ordinary          Respective          Principal
           ----                       -------             ------------          ----------          ---------
                                                           Shares Held       Proportions (%)        Amount of
                                                           -----------       ---------------        ---------
                                                                                                   Loan Notes
                                                                                                    ((pound))
---------------------------- -------------------------- ------------------ --------------------- ----------------
Mel Richard                  Thurlby House                   200,000             2.00000               Nil
Warren                       Station Road
                             Thurlby
                             Lincolnshire
                             PE10 0JA
---------------------------- -------------------------- ------------------ --------------------- ----------------
Neil Kenneth                 35 Tavistock Terrace            139,706             1.39706               Nil
Warren                       London  N19 4BZ
---------------------------- -------------------------- ------------------ --------------------- ----------------
Sheila Mary Warren           Magnolia House                  419,117             4.19117               Nil
                             26 Kippington Road
                             Sevenoaks
                             Kent  TN13 2LJ
---------------------------- -------------------------- ------------------ --------------------- ----------------
Michael David                Millstone                        5,000              0.05000               Nil
Williams                     158 Cumberland Avenue
                             South Benfleet
                             Essex  SS7 1DY
---------------------------- -------------------------- ------------------ --------------------- ----------------
*Alan Wood                   39 Philip Avenue                10,000              0.10000              5,106
                             Rush Green
                             Romford
                             Essex  RM7 0XD
---------------------------- -------------------------- ------------------ --------------------- ----------------
                             TOTAL                         10,000,000              100               252,362
---------------------------- -------------------------- ------------------ --------------------- ----------------

                                   SCHEDULE 2

                             PART A - THE WARRANTORS


                                                     Warrantor Proportion
         Name                                     (inclusive of Associates)
Bernard James Warren                                    70.58824%
John Harrison Howes                                     13.23529%
Michael Alexander Hemmings                               8.08824%
John Hyem                                                8.08823%
                                                      -----------
                                                       100.00000

                             PART B - THE ASSOCIATES

ASSOCIATES OF BERNARD JAMES WARREN:
            Sheila Mary Warren
            Elizabeth Anne Warren
            Guy Charles Warren
            Joanna Warren
            Lewis Patrick Warren
            Mel Richard Warren
            Neil Kenneth Warren

            A G A Macfadyen                     )
            R D Hudson                          )           as Trustees
            Sheila Mary Warren                  )

ASSOCIATES OF JOHN HARRISON HOWES:
            Dolores Anne Howes

            A G A Macfadyen                     )
            R D Hudson                          )           as Trustees
            A Baulf                             )

ASSOCIATES OF MICHAEL ALEXANDER HEMMINGS
            Island Trustees Limited )
            A G A Macfadyen                     )           as Trustees
            R Wightman                          )

ASSOCIATES OF JOHN HYEM
            Caroline Hyem
            Maria Jane Bryant
            Louise Clare Jones
            Julia Anne Mills
            John Hyem                           )
            Caroline Hyem                       )           as Trustees
            A Baulf                             )

                                   SCHEDULE 3
                                   THE COMPANY

Date and place of incorporation:    7 January 1975, England and Wales

Registered number:                  1195662

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           25,000,000 Ordinary Shares of 10p each

Issued share capital:               10,000,000 Ordinary Shares of 10p each

Directors:                          J H Howes
                                    L G M Morant
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           Mazars Neville Russell, London
Bankers:                            National Westminster Bank, London

Accounting reference date:          31 December

                                   SCHEDULE 4

                                THE SUBSIDIARIES

                        PART A - THE DIRECT SUBSIDIARIES

Name:                               Crawley Warren & Company Limited

Date and place of incorporation:    9 February 1973, England and Wales

Registered number:                  1095411

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           2,500,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,250,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren Group Limited - 1,250,000
                                    Ordinary Shares

Directors:                          M Bernardes
                                    D F Howard
                                    J H Howes
                                    L G M Morant
                                    P T Osborne
                                    D J Sales
                                    P D Shellard
                                    G W Stone
                                    K S Stratton
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           Mazars Neville Russell, London

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               Crawley Warren Investments Limited

Date and place of incorporation:    4 May 1990, England and Wales

Registered number:                  2499195

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren Group Limited - 1,000
                                    Ordinary Shares

Directors:                          J H Howes
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           Mazars Neville Russell, London

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               Charles Terrace Limited

Date and place of incorporation:    10 May 1995, England and Wales

Registered number:                  3054628

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           100 Ordinary Shares of(pound)1 each

Issued share capital:               100 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren Group Limited - 100
                                    Ordinary Shares

Directors:                          L G M Morant
                                    G W Stone

Secretary:                          J R W Evans

Auditors:                           Mazars Neville Russell, London

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               International Aviation Brokers Limited

Date and place of incorporation:    12 March 1997, England and Wales

Registered number:                  3332261

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           100 Ordinary Shares of pound 1 pound each

Issued share capital:               100 Ordinary Shares of 1 pound each

Shareholder:                        Crawley Warren Group Limited - 100
                                    Ordinary Shares

Directors:                          J H Howes
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           Mazars Neville Russell, London

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               International Space Brokers Limited

Date and place of incorporation:    17 June 1994, England and Wales

Registered number:                  2940266

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren Group Limited - 1,000
                                    Ordinary Shares

Directors:                          R M Bathurst
                                    J H Howes
                                    F H G Richards
                                    C P G Smith
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           Mazars Neville Russell, London

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               International Space Brokers Europe Limited

Date and place of incorporation     14 April 1998, England and Wales

Registered number:                  3545611

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           100 Ordinary Shares of 1 pound each

Issued share capital:               100 Ordinary Shares of 1 pound each

Shareholder:                        Crawley Warren Group Limited - 100
                                    Ordinary Shares

Directors:                          J H Howes
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           Mazars Neville Russell, London

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                                Offshore Insurance Brokerage Limited

Date and place of incorporation:     1 March 1976, Bermuda

Registered number:                   EC4398

Registered office:                   Cedar House, 41 Cedar Avenue, Hamilton HM
                                     12, Bermuda

Authorised share capital:            12,000 Shares of US$1 each

Issued share capital:                12,000 Shares 1/6 called and paid

Shareholder:                         Crawley Warren Group Limited

Directors:                           B J Warren (President)
                                     L G M Morant

Secretary:                           Sheri Simons
                                     J R W Evans (Assistant Secretary)

Auditors:                            None

Bankers:                             Bank of N T Butterfield & Sons Limited

Accounting reference date:           31 December

Name:                               Crawley Warren Holdings Canada Limited

Date and place of incorporation:    6 June 1988, England and Wales

Registered number:                  2265127

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           10,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren Group Limited - 1,000
                                    Ordinary Shares

Directors:                          J H Howes
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Consultants Limited

Date and place of incorporation:    18 March 1977, England and Wales

Registered number:                  1303650

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           5,000 Ordinary Shares of(pound)1 each

Issued share capital:               5,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren Group Limited - 5,000
                                    Ordinary Shares

Directors:                          L G M Morant
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Golf Limited

Date and place of incorporation:    17 October 1979, England and Wales

Registered number:                  1454719

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           1,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren Group Limited - 1,000
                                    Ordinary Shares

Directors:                          J H Howes
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Underwriting Management Limited

Date and place of incorporation:    2 July 1986, England and Wales

Registered number:                  2033388

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               5,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren Group Limited - 5,000
                                    Ordinary Shares

Directors:                          J H Howes
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               Mansions UK Limited

Date and place of incorporation:    1 September 1995, England and Wales

Registered number:                  3097649

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren Group Limited - 1,000
                                    Ordinary Shares

Directors:                          L G M Morant
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               Voyageur Europe Limited

Date and place of incorporation:    21 December 1990, England and Wales

Registered number:                  2570351

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren Group Limited - 1,000
                                    Ordinary Shares

Directors:                          J H Howes
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               Voyageur Insurance Services (UK) Limited

Date and place of incorporation:    24 July 1978, England and Wales

Registered number:                  1380068

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren Group Limited - 1,000
                                    Ordinary Shares

Directors:                          J H Howes
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

                       PART B - THE INDIRECT SUBSIDIARIES

Name:                               Crawley Warren Holdings USA Limited

Date and place of incorporation:    10 October 1989, England and Wales

Registered number:                  2430837

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren Investments Limited - 1,000
                                    Ordinary Shares

Directors:                          J H Howes
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           Mazars Neville Russell, London

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               MedRisk International Limited

Date and place of incorporation:    4 May 1995, England and Wales

Registered number:                  3053215

Registered office:                  24 Bevis Marks
                                    London EC3A 7NR

Authorised share capital:           10,000 Ordinary Shares of(pound)1 each

Issued share capital:               10,000 Ordinary Shares of(pound)1 each

Shareholder:                        TJE Management LLC - 10,000 Ordinary Shares

Directors:                          H Carroll
                                    R H Plumb

Secretary:                          J R W Evans

Auditors:                           Mazars Neville Russell, London

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               Crawley Warren (USA) Inc

Date and place of incorporation:    1974 Massachusetts, USA

EIN:                                04-2565423

Registered office:                  One State Street, Boston, MA 02109

Authorised share capital:           12,500 shares

Issued share capital:               1,927 shares

Stockholder:                        Crawley Warren Holdings (USA) Limited

Directors:                          B J Warren
                                    D A Bakst

Secretary:                          David A Bakst

Auditors:                           Tofias Fleishman Shapiro Co, P.C.

Bankers:                            BankBoston, Boston, MA, USA

Fiscal year:                        December 31

Name:                               International Accident Facilities Inc

Date and place of incorporation:    1975 Massachusetts, USA

EIN:                                04-2526514

Registered office:                  One State Street, Boston, MA 02109

Authorised share capital:           12,500 shares

Issued share capital:               470 shares

Shareholder:                        Crawley Warren (USA) Inc.

Directors:                          B J Warren
                                    D A Bakst

Secretary:                          David A Bakst

Auditors:                           Tofias Fleishman Shapiro Co., P.C.

Bankers:                            BankBoston

Fiscal year:                        December 31

Name:                               Crawley Warren Insurance Services Inc

Date and place of incorporation:    1950 California, USA (Acquired by CW (USA)
                                    Inc.)

EIN:                                95.1639655

Registered office:                  100 California Street, Ste 650, San
                                    Francisco, CA 94111

Authorised share capital:           1,000 shares

Issued share capital:               348 shares

Shareholder:                        Crawley Warren (USA) Inc.

Directors:                          B J Warren
                                    J H Howes
                                    D A Bakst

Secretary:                          D A Bakst

Auditors:                           Tofias Fleishman Shapiro, Co., PC

Bankers:                            Union Bank of California

Fiscal year:                        December 31

Name:                               CW Midwest Inc

Date and place of incorporation:    1993 Indiana, USA

EIN:                                35.1884838

Registered office:                  300 No. Meridian St, Ste 2700, Indianapolis,
                                    IN 46204

Authorised share capital:           100,000

Issued share capital:               1,301

Shareholder:                        Crawley Warren (USA) Inc.

Directors:                          B J Warren
                                    D A Bakst

Secretary:                          D A Bakst

Auditors:                           Greenwalt Sponsel Co. Inc.

Bankers:                            National City Bank
                                    Civitas Bank

Fiscal year:                        December 31

Registered Agent:                   Charles T Richardson

Name:                               Crawley Warren Florida Inc

Date and place of incorporation:    1997 Florida, USA

EIN:                                65-0774357

Registered office:                  c/o Corporation Service Company, 1201 Hayes
                                    Street, Tallahassee, Fl 32301

Authorised share capital:           100,000

Issued share capital:               1,000

Shareholder:                        Crawley Warren (USA) Inc.

Directors:                          B J Warren
                                    L G M Morant
                                    D A Bakst

Secretary:                          D A Bakst

Auditors:                           Tofias, Fleishman Shapiro; Co., PC

Bankers:                            BankBoston

Fiscal year:                        December 31

Name:                               National Life & General Insurance Agency
                                    Inc.

Date and place of incorporation:    1980 Massachusetts, USA

EIN:                                04-12701122

Registered office:                  One State Street, Boston, MA 02109

Authorised share capital:           12,500

Issued share capital:               1,000

Shareholder:                        International Accident Facilities, Inc.

Directors:                          B J Warren
                                    D A Bakst

Secretary:                          D A Bakst

Auditors:                           Tofias Fleishman Shapiro; Co., PC

Bankers:                            BankBoston

Fiscal year:                        December 31

Name:                               International Claims Administrators Inc

Date and place of incorporation:    1997 Kansas, USA

EIN:                                74-2853222

Registered office:                  7777 East Osie Street, Ste 307, Wichita, KA
                                    67207

Authorised share capital:           100,000

Issued share capital:               1,000

Shareholder:                        Crawley Warren (USA) Inc.

Directors:                          B J Warren
                                    L G M Morant
                                    D A Bakst

Secretary:                          D A Bakst

Auditors:                           Tofias Fleishman Shapiro; Co., PC

Bankers:                            BankBoston

Fiscal year:                        December 31

Name:                               TJE Management LLC

Date and place of incorporation:    1994 Minnesota, USA

Registered number:                  41-1794489

Registered office:                  431 So. 7th Street, Ste 2405, Minneapolis,
                                    MA 55415

Authorised share capital:           None

Issued share capital:               None

Shareholder:                        Crawley Warren (USA) Inc.           63.2%
                                    Hobson D Carroll                    36.8%

Directors:                          None

Secretary:                          None

Auditors:                           Eide Bailey LLP, Eden, MN

Bankers:                            First Bank, Minneapolis

Fiscal year:                        December 31

Name:                               International Accident Facilities (Texas)
                                    Inc.

Date and place of incorporation:    1996 Texas, USA

Registered number:                  75.2651286

Registered office:                  910 Travis St., Suite 1700, Houston, Texas
                                    77002-5895

Authorised share capital:           100,000 (per value 0.01)

Issued share capital:               1,000

Shareholder:                        Terrance M Wright

Directors:                          Terrance M Wright

Secretary:                          Terrance M Wright

Auditors:                           Tofias Fleishman Shapiro; Co., PC

Bankers:                            Frost Bank

Fiscal year:                        December 31

Members:                            David D Knott

Name:                               Crawley Warren Australia Pty Limited

Date and place of incorporation:    6 February 1995 at Sydney, Australia

Registered number:                  Australian Company Number 068 096 748

Registered office:                  Level 8, Legal & General House, 1 York
                                    Street, Sydney

Issued share capital:               170,000 ordinary shares of AUS$1 each, fully
                                    paid

Shareholder:                        Crawley Warren Investments Ltd

Directors:                          Bernard Warren, John Howes, David Howard,
                                    Michael Mitchell, Kingsley Edwards

Secretary:                          Kingsley Edwards & Michael Mitchell (joint)

Auditors:                           Lord & Brown Chartered Accountants

Bankers:                            St George Partnership Bank, Sydney

Accounting reference date:          31 December

Name:                               Mansions of Australia Pty Limited

Date and place of incorporation:    27 September 1995 at New South Wales,
                                    Australia

Registered number:                  Australian Company Number 071 258 752

Registered office:                  Lord Brown, Level 8, Legal & General House,
                                    1 York Street, Sydney  NSW  2000, Australia

Issued share capital:               370,000 ordinary shares of AUS$1 each, fully
                                    paid

Shareholder:                        Crawley Warren Investments Ltd

Directors:                          Michael Mitchell (local director), B J
                                    Warren, J H Howes

Secretary:                          Michael Mitchell
                                    Kingsley Edwards

Auditors:                           Lord Brown, Level 8, 1 York Street, Sydney
                                    NSW  2000, Australia

Bankers:                            St George Bank Ltd, 4 Bligh Street, Sydney
                                    NSW  2000, Australia

Accounting reference date:          31 December

Name:                               CW Accident & Health Limited

Date and place of incorporation:    27 January 1986, England and Wales

Registered number:                  1982820

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren & Company Limited - 1,000
                                    Ordinary Shares

Directors:                          M Bernardes
                                    P Harrison
                                    R Khadivi
                                    C Mills
                                    G A Packer
                                    P D Shellard
                                    G W Stone
                                    M Symons
                                    B J Warren
                                    N K Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Aerospace Limited

Date and place of incorporation:    9 February 1981, England and Wales

Registered number:                  1544212

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           4,000 Ordinary Shares of 25p each
                                    20,000 Deferred Shares of 25p each

Issued share capital:               4,000 Ordinary Shares of 25p each
                                    20,000 Deferred Shares of 25p each

Shareholder:                        Crawley Warren & Company Limited - 4,000
                                    Ordinary Shares & 20,000 Deferred Shares

Directors:                          J S Armitage
                                    R M Bathurst
                                    L W Broadway
                                    C M Freeman
                                    J H Howes
                                    F H G Richards
                                    D J Sales
                                    C P G Smith
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Bloodstock Limited

Date and place of incorporation:    13 January 1987, England and Wales

Registered number:                  2089016

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren & Company Limited - 1,000
                                    Ordinary Shares

Directors:                          G A H Chapman
                                    D F Howard
                                    J H Howes
                                    D W Long
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Film & Entertainment Limited

Date and place of incorporation:    23 July 1993, England and Wales

Registered number:                  2838915

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        CW Accident & Health Limited - 1,000
                                    Ordinary Shares

Directors:                          M Bernardes
                                    S G Farris
                                    J S Green
                                    P D Shellard
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Group Services Limited

Date and place of incorporation:    28 January 1986, England and Wales

Registered number:                  1983314

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren & Company Limited - 1,000
                                    Ordinary Shares

Directors:                          M I Collins
                                    M A G Dyas
                                    M P Spencer
                                    B J Warren
                                    M D Williams
                                    A Wood

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Life Limited

Date and place of incorporation:    11 November 1988, England and Wales

Registered number:                  2315865

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren & Company Limited - 1,000
                                    Ordinary Shares

Directors:                          J H Howes
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Marine Limited

Date and place of incorporation:    10 October 1988, England and Wales

Registered number:                  2303482

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren & Company Limited - 1,000
                                    Ordinary Shares

Directors:                          M H Green
                                    J H Howes
                                    P T Osborne
                                    K J Tait
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Political & Financial Risks Limited

Date and place of incorporation:    19 January 1993, England and Wales

Registered number:                  2781097

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren & Company Limited - 1,000
                                    Ordinary Shares

Directors:                          J H Howes
                                    M J Martin
                                    P A Sweesey
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Property & Casualty Limited

Date and place of incorporation:    27 January 1986, England and Wales

Registered number:                  1982821

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren & Company Limited - 1,000
                                    Ordinary Shares

Directors:                          S Cleminson
                                    D J Davies
                                    J E B MacNaughton
                                    B J Warren
                                    E C V Williams

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Reinsurance Intermediaries Limited

Date and place of incorporation:    27 December 1973, England and Wales

Registered number:                  1153430

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               10,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren & Company Limited - 10,000
                                    Ordinary Shares

Directors:                          S C Frame
                                    P F McCarthy
                                    R J Mahoney
                                    G Millen
                                    H D A Rigg
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW Special Risks UK Limited

Date and place of incorporation:    15 February 1982, England and Wales

Registered number:                  1613939

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           1,000 Ordinary Shares of(pound)1 each

Issued share capital:               1,000 Ordinary Shares of(pound)1 each

Shareholder:                        Crawley Warren & Company Limited - 1,000
                                    Ordinary Shares

Directors:                          J H Howes
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

Name:                               CW UK Limited

Date and place of incorporation:    18 November 1986, England and Wales

Registered number:                  2075157

Registered office:                  America House
                                    America Square
                                    London EC3N 2AH

Authorised share capital:           50,000 Ordinary Shares of(pound)1 each

Issued share capital:               200 Ordinary Shares of(pound)1 each

Shareholder:                        CW Bloodstock Limited - 200 Ordinary Shares

Directors:                          J H Howes
                                    B J Warren

Secretary:                          J R W Evans

Auditors:                           None

Bankers:                            National Westminster Bank Plc, London

Accounting reference date:          31 December

                                   SCHEDULE 5
                        MATTERS REPRESENTED AND WARRANTED
                                PART A - GENERAL


1           FACTUAL STATEMENTS

1.1         All statements of fact in this Agreement are correct.

2           CONSTITUTION AND STRUCTURE OF THE GROUP

2.1 Except as stated in schedule 4, each Group Company is a private company limited by shares incorporated in England.

2.2 The shares set out in schedule 1 (being the Sale Shares) are fully paid up and constitute the entire issued share capital of the Company and all the other information set out in schedule 1 and all the information set out in schedules 2 and 3 is complete and accurate in all respects.

2.3 The Subsidiaries are the only subsidiaries of the Company and the Company owns the entire issued share capital of each Subsidiary, fully paid up and free from any liens, charges or encumbrances;

2.4 CWG owns 25% of the issued share capital of Uni-Alliance Insurance Holdings Ltd. (such shares being fully paid up), the Company's liabilities to this company are limited to such shareholding and CWG is not a party to any shareholders agreement or arrangement in relation to Uni-Alliance Insurance Holdings Ltd.

2.5         The Company has no:

            (a) interest in the share capital of, or other investment in, any body corporate other than the Subsidiaries;

            (b) interest in any partnership, joint venture, consortium or other unincorporated association or arrangement for sharing profit other than the Subsidiaries; or

            (c) branch, agency, place of business or permanent establishment outside the United Kingdom ("OVERSEAS BRANCH") or substantial assets outside the United Kingdom other than such of the Subsidiaries incorporated overseas;

            and has no outstanding obligation to acquire any such interest or overseas branch or in respect of any such interest or overseas branch formerly owned by it or agreed to be acquired by it.

2.6 Copies of the Memorandum and Articles of Association of each Group Company (having attached thereto copies of all such resolutions as are by law required to be attached thereto) are attached to the Disclosure Letter.

2.7         There is no shadow director of the Company.

2.8 Crawley Warren (USA) Inc. owns not less than 46.35% of the total issued and outstanding voting and non-voting common stock of ISB and 50% of the voting common stock of ISB.

3           POWERS AND OBLIGATIONS OF THE VENDORS

3.1 This Agreement constitutes, and the Taxation Deed and the other documents executed by the Vendors which are to be delivered at Completion will, when executed, constitute legal, valid and binding obligations of the Vendors enforceable in accordance with their respective terms.

3.2 The execution and delivery of, and the performance by the Vendors of their respective obligations under, and compliance with the provisions of, this Agreement and the Taxation Deed by the Vendors will not:

            (a) result in a breach of, or constitute a default under, any instrument to which any of the Vendors is a party or by which any of the Vendors is bound; or

            (b) result in a violation of any law or regulation in any jurisdiction having the force of law or of any order, judgment or decree of any court or governmental agency or agreement to which any of the Vendors is a party or by which any of the Vendors is bound.

4           COMPLIANCE WITH LEGAL REQUIREMENTS (INCLUDING LLOYD'S)

4.1 Compliance has been made with all legal and procedural requirements and other formalities in relation to the Company concerning:

            (a) the Memorandum and Articles of Association or other constitutional documents (including all resolutions passed or purported to have been passed) and the keeping of Company Books as required and in accordance with CA 1985;

            (b) the filing of all documents required by the Companies Acts 1985 and 1989 or by legislation corresponding thereto in other jurisdictions to be filed at Companies House or other corresponding registry;

            (c)         issues of shares, debentures or other securities;

            (d) payments of interest and dividends and the making of other distributions; and

            (e) Directors (including any shadow directors) and other officers.

4.2 Copies of all documents referred to in paragraph 4.1(b) above appear on the Company's file at Companies House or other corresponding registry or are attached to the Disclosure Letter.

4.3 The Company has obtained or, has procured that the appropriate Subsidiary has obtained all licences, permissions, consents and other approvals required for or in connection with the carrying on of the Business in the places and in the


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            manner in which the Business is now carried on; such licences, permissions, consents and approvals are in full force and effect, are not limited in duration or subject to any unusual or onerous conditions and have been complied with in all respects, and there are no circumstances which indicate that any of such licences, permissions, consents, or approvals will or may be revoked or not renewed or which may confer a right of revocation.

4.4 All registers and minute books required by law to be kept by the Company have been properly written up and contain an accurate and complete record of the matters which should be dealt with therein and the Company has not received any application or request for rectification of its statutory registers or any notice or allegation that any of them is incorrect.

4.5 The Company has conducted its business in all material respects in accordance with all applicable laws and regulations of the United Kingdom and any relevant foreign country including (without limitation) the Insurance Brokers Registration Act 1977, the IBRC Code of Conduct, the Lloyd's Acts 1871 to 1982 and all bye-laws, rules and regulations thereunder and all codes of practice issued by Lloyd's and all undertakings given to Lloyd's from time to time including without limitation Lloyd's Code of Practice for Lloyd's Brokers. There is no order, decree or judgment of any Court or any governmental agency or regulator outstanding against the Company or which may have a material adverse affect upon the assets or business of the Company.

4.6 The Company has complied in all material respects with all statutes and regulations applicable to it or to its property, including (without limitation) CA 1985 and the Health and Safety at Work etc. Act 1974.

4.7 As far as the Warrantors are aware there are no grounds for disciplinary enquiries or proceedings by any regulatory body against the Company or its directors and any other employees.

4.8 All documents, accounts, reports and returns required by the applicable regulatory body to be filed, deposited or submitted have been duly filed, deposited or submitted.

4.9 No discussions have taken place, whether of a formal or informal nature, between the Company and any regulatory body which might render necessary or desirable or suggest any material alteration in the way in which the Company carries on the Business, might restrict or affect the Business in any material way or might lead to the withdrawal of authorisation under any relevant legislation, the imposition of conditions or special requirements or intervention by any regulatory body in the Business.

4.10 The Company has not been party to the placement, directly or indirectly, of insurances which are:

            (a)         unlawful under the law of any relevant jurisdiction; or

            (b) contrary to IBRC or Lloyd's (or other relevant overseas) bye-laws, regulations, directions or codes; or


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            (c)         fictitious or sham transactions

            and the Company has not purported to arrange insurances with companies not authorised to carry on business as insurers in the relevant territory.

4.11 Neither the Company nor any officer, employee or agent of the Company has carried on insurance business as insurance broker in any part of the world without due authorisation from the appropriate regulatory authority or without being the agent of a duly authorised carrier.

4.12 Details of all the licences, permission and consents required for the carrying on of the Business are set out in the Disclosure Letter.

4.13 The Lloyd's Company is duly registered as a Lloyd's broker and has at all times in all material respects complied with the provisions of the Lloyd's Acts 1871 to 1982 and all bye-laws, rules, regulations, codes or practice resolutions and directions thereunder and any undertakings given to Lloyd's from time to time and the Company has not been notified that it has committed any contravention of any of the same.

4.14 Except for the enquiry into the affairs of the Lloyd's Company by Lloyd's Brokers Department in 1998, in respect of which further warranties are given below, neither the Lloyd's Company nor any of its directors, officers or employees from time to time have been the subject of any enquiry by Lloyd's nor formally warned or reprimanded by Lloyd's and there are no circumstances which could give rise to such enquiry, warning or reprimand.

4.15 All action that the Lloyd's Company was required to take in order to comply with the findings of the enquiry carried out into its affairs by Lloyd's Brokers Department in 1998, has been taken to the satisfaction of Lloyd's Brokers Department.

4.16 The Lloyd's Company has not entered into an umbrella arrangement pursuant to the provisions of the Lloyd's Umbrella Arrangement Byelaw No. 6 of 1988 or otherwise.

4.17 All appropriate security and trust deeds have been executed and all insurance monies held by or on behalf of the Lloyd's Company are held subject thereto.

4.18 The Lloyd's Company does not act as a guarantor of a non-Lloyd's broker.

4.19 All directors of the Lloyd's Company comply with Rule 15(1) of the Lloyd's Broker Byelaw (No. 5 of 1988).

4.20 The Lloyd's Company is duly registered as an insurance broker under the Insurance Brokers (Registration) Act 1977 and there are no circumstances relating to the Company's business or affairs, which might materially prejudice such registration.

4.21 The Lloyd's Company has at all times complied with the provisions of the Insurance Brokers (Registration) Act 1977 and all byelaws and regulations thereunder and all undertakings given to the IBRC from time to time.


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


4.22 The complaint against, and investigation by the Texas Department of Insurance of, International Accident Facilities Inc. and International Facilities of Texas Inc. (relating to the sale by those companies of Lloyd's policies without a licence and the dealing in surplus lines risk without the involvement of a Texan-authorised surplus lines broker) has been settled to the satisfaction of the complainant and the Texas Department of Insurance and there is no further claim or liability whatsoever in respect of these matters.

4.23 The Company has not received notification that any investigation or enquiry is being or has been conducted by any governmental or other body in respect of its affairs and the Warrantors are not aware of any circumstances which are likely to give rise to such investigation or enquiry.

4.24 There are attached to the Disclosure Letter copies of all charges created by the Company and currently in force and all such charges have been registered (if appropriate) under Part XII CA 1985 and are valid and enforceable.

5           NET RETAINED BROKERAGE AND COMMISSION

5.1 The Company has neither paid nor received any commission nor made any payments or entered into any other arrangement, whether to secure business or otherwise, to any person, firm or body which in the hand of such person, firm or body would be regarded under the laws of any part of the United Kingdom (or the laws of any other country to which such person, firm or body may be subject) as illegal or improper.

5.2 So far as the Warrantors are aware all commission credited in the books of the Company will be collected in the ordinary course of business.

5.3 The Disclosure Letter sets out accurately the policy of the Company with respect to the crediting of brokerage in its books of accounts and (i) no credit has been taken for brokerage except in accordance with that policy and (ii) there are no facts or circumstances known to the Warrantors or the Company which might require reversal of brokerage credit entries or return of brokerage already collected.

6           CLIENTS AND CLIENT CONTRACTS

6.1 So far as the Warrantors are aware, neither this Agreement, nor Completion will or is likely to cause, ipso facto, any person who normally does business with the Company in relation to the Business, not to continue to do so with the Company on the same basis.

6.2 There are no clients or customers of the Business other than the Clients.

6.3         All of the Client Contracts:

            (a) have been entered into the ordinary course of the Business; and

            (b)         are on arms length terms.

6.4         None of the Client Contracts:


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            (a)         are (having regard to the normal terms and conditions
                        prevailing in similar businesses) of an unusual or long term nature; or

            (b) give rise to any obligation on the Company in the nature of a guarantee.

6.5 Save as set out in the Disclosure Letter, the Company has no standard terms and conditions of business with Clients.

6.6 Each Client Contract is valid and in full force and effect, and there is no material default or claim of material default under any provision thereof.

6.7 There are no material unresolved disputes under any of the Client Contracts and the Warrantors are not aware of any reasons, facts or circumstances which are likely (or, if known to such Client, would be likely) to give rise to any material dispute in relation to any of the Client Contracts.

6.8 The Client Contracts comprise all the contracts to which the Company is a party which directly or indirectly represent all the sources of brokerage commission of the Business at the date hereof.

6.9         Intentionally omitted

6.10 The placing of insurance on behalf of Clients represents the only source of income of the Business at the date hereof.

7           CLIENT CREDITORS

7.1 None of the Client Creditors is disputed by the Company, and there are no circumstances that are likely, (or, if known to such Client would be likely) to give rise to any dispute in relation to any of the Client Creditors.

7.2 There are no amounts due and owing by the Company in connection with the Business which the failure to pay has, or which would with the passage of time have, a material and adverse effect on the Business.

8           INSURANCE COMPANIES/SYNDICATES

8.1 The Disclosure Letter contains details of all communications received during the preceding period of 24 months (written or oral) between the Company and any insurance company or Lloyd's syndicate threatening to write to policy holders in respect of a default on the part of the Company, cancel insurance policies, or withhold or not renew cover. No such insurance company or Lloyd's syndicate has during the period of 24 months preceding the date hereof taken any such action in respect of a Client who represents, or Clients who together represent, a material part of the Business. There is no fact or circumstance which would or might reasonably be expected to cause any such insurance company or Lloyd's syndicate to take any such action in respect of a Client who represents, or Clients who together represent, a material part of the Business. "Material" in this warranty means not less than 2% of turnover.


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


8.2 All of the Client Contracts can be terminated by either party thereto on not more than three months written notice, without payment of any penalty or without giving rise to any claim for damages or compensation.

8.3 None of the Client Contracts is known to be likely to result in a loss to any of the Business on completion of performance.

8.4 There are no agreements with insurers or Lloyd's syndicates whereby the Company is liable to pay additional premium to such insurers or Lloyd's syndicates to preserve the insurer's or Lloyd's syndicates premium/loss ratio.

9           CONDUCT OF BUSINESS

9.1 The Company and/or its sub-agents and/or other delegates has/have not purported to bind any risk under any authority, or other facility except in strict accordance with the terms of such authority or facility. The Company has not given anyone else authority to bind any risk under any authority, or other facility except in strict accordance with the terms of such authority or facility granted.

9.2 No cover note or other intimation of cover has been knowingly issued or sent to any person by the Company unless and until the relevant risk has been properly bound and all cover notes and intimations of cover issued by the Company are complete and accurate in all material respects.

9.3 The Company's IBAs have been maintained and used in accordance with all applicable rules, regulations and codes of conduct and no notice has been received from any regulatory authority (or is threatened or likely to be received) with regard to the use of IBAs.

9.4 The Company's policies on funding either premium or claims are contained in the Disclosure Letter. So far as the Warrantors are aware, all sums funded will be collected in the ordinary course of business within credit terms agreed.

9.5 The Company has not settled insurance premiums, claims returns of premium, brokerage, commission adjustments and other items in account except with the authority (expressed or implied) of the principal on whose behalf such settlements purport to have been made.

9.6 When settling accounts with other insurance intermediaries the Company has taken credit only for its share of commission receivable. The Company has not when settling an account with other insurance intermediaries taken credit for claims collectable but not collected by the other party to such accounts.

9.7 The Company's policy with regard to security (behind Clients' policies) is set out in the Disclosure Letter.

9.8 In the placement of insurances and presentation of claims notifications, processing or other handling of claims, the Company has not breached any duty owed to the relevant Client including but not limited to the duty (to the extent applicable) to make full disclosure of material facts to underwriters.


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


9.9 The brokerage due to ISB in respect of the Iridium programme placed by ISB has been paid in full and is credited in ISB's insurance ledger.

10          ERRORS AND OMISSIONS INSURANCE

10.1 The Company is now and has at all times been insured against errors and omissions in amounts not less than those specified from time to time by Lloyd's and the IBRC.

10.2 There is no outstanding claim nor have any circumstances likely to give rise to a claim been reported under the errors and omissions insurance maintained by the Company and neither the Warrantors nor the Company is aware of any facts or circumstances likely to give rise to any claim under such insurance.

10.3 No errors and omissions insurer has failed or refused to pay any claim made by or on behalf of the Company during the six years prior to the date of this Agreement and there are no circumstances that might lead to any liability under such insurance being avoided.

10.4 The Company's errors and omissions insurance (including work done by the Company in respect of the renewal of the current errors and omissions insurance policies) has been placed and continued on the basis of full disclosure by the Company and all declarations made to errors and omissions insurers were true, complete and accurate and where necessary supplemented in the light of changing circumstances.

11          ACCOUNTS

11.1        The Accounts:

            (a)         comply with the requirements of CA 1985;

            (b) comply with all current statements of standard accounting practice, financial reporting standards and Urgent Issues Task Force Abstracts applicable to a company incorporated in the United Kingdom and have been prepared in accordance with the historical cost convention, on a recognised and consistent basis and on the same basis and in accordance with the same accounting policies as the corresponding accounts for the preceding 3 financial years;

            (c) give a true and fair view of the state of affairs of the Group as at the Accounts Date and its profit for the financial year ended on that date; and have not been affected by any unusual, extraordinary, exceptional or non-recurring items other than those identified as such;

            (d)         are accurate in all material respects; and

            (e) make full provision for all established liabilities or make proper provision for (or contain a note in accordance with good accounting practice respecting) all deferred or contingent liabilities (whether


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


                        liquidated or unliquidated) at the date thereof, including (without limitation) for the cessation or diminution of any part of the Business, closure costs and deferred taxation, Provided that (without limitation) where provision for deferred taxation is not made in the Accounts details of all or any deferred taxation liability have been disclosed to the Purchaser in the Disclosure Letter.

11.2        (Without limiting paragraph 11.1 above):

            (a)         adequate provision has been made in the Accounts:

                        (i)         for depreciation of assets;

                        (ii) in valuing work-in-progress for any foreseeable losses which may arise on completion or realisation;

                        (iii) for any foreseeable liabilities in relation to the disposal of any assets or the cessation or diminution of any part of the Business or closures;

                        (iv)        for bad or doubtful debts; and

                        (v) for the future cost (calculated on an actuarial basis) of any unfunded commitments under any pension scheme involving the Company.

11.3 The results shown by the audited consolidated accounts for each of the 2 financial periods of the Company immediately preceding the financial year ended on the Accounts Date were not (save as disclosed therein) affected by any extraordinary, exceptional or non-recurring item (bearing the meanings attributed to them by the Financial Reporting Standards Board in the Financial Reporting Standards) or by any other factor rendering such results for all or any part of such periods unusually high or low.

11.4 The value of the fixed assets shown in the Accounts did not exceed their market value at the Accounts Date.

11.5 The accounting records of the Company have been properly written up on a consistent basis and accurately reflect all the transactions to which the Company has been a party and contain all matters required by CA 1985 to be entered in them.

11.6 The Management Accounts (a copy of which has been attached to the Disclosure Letter) have been prepared on a prudent basis consistent in all material respects with the Accounts and since 30 June 1999, no further provision for bad debts or other extraordinary provision has been made which is not known to the Purchaser.

11.7 There have been no reports concerning and commissioned by the Company by accountants or by financial or management consultants within the 3 years prior to the date hereof.


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11.8        The Company has not factored or discounted any of its debts or engaged in financing of a type that would not require to be shown or reflected in the Accounts.

11.9 All debts (less any specific provision made in the Accounts) due to the Company included in the Accounts and all debts now due to the Company (less any such specific provision made) have either prior to the date hereof realised or will realise their full amount in cash in the ordinary course of business.

11.10 The accounting reference date of the Company is 31 December and has at all times during the last 5 years been 31 December.

12          SHARE CAPITAL

12.1 There is no option, right to acquire, mortgage, charge, pledge, lien or other form of security or encumbrance on, over or affecting the Sale Shares, there is no agreement or commitment to give or create any of the foregoing and no person has made any claim to be entitled to any of the foregoing.

12.2 The Vendors are entitled to sell and transfer or procure the sale and transfer of the full legal and beneficial ownership in the Sale Shares to the Purchaser on the terms set out in this Agreement.

12.3 No share or loan capital of the Company is now under option or is agreed or resolved conditionally or unconditionally to be created or issued or put under option.

12.4        The Company has not at any time:

            (a) purchased or redeemed or repaid or agreed to purchase, redeem or repay any share capital; or

            (b) given or agreed to give any financial assistance in connection with any such acquisition of share capital as would fall within sections 151 to 158 (inclusive) CA 1985.

12.5 The Company has not made and is not proposing to make a distribution except out of profits available for the purpose and none of the reserves appearing in the Accounts are undistributable reserves.

13          OWNERSHIP AND CONDITION OF ASSETS

13.1 The fixed and loose plant, machinery, furniture, fixtures, fittings, equipment, vehicles and all other assets used in relation to the Business are the property of the relevant Group Company free from any hire or hire-purchase agreement or agreement for payment on deferred terms or bill of sale or lien, mortgage, charge, encumbrance, burden or other adverse claim and have at all material times been and are in the possession of or under the control of the relevant Group Company.


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


13.2 The Company owns or has and will following Completion have, the right to use all assets and rights that it needs to carry on the Business as carried on immediately prior to Completion.

13.3 So far as the Warrantors are aware all plant, machinery, vehicles and equipment owned or used by the Company is in good condition and in working order, has been properly serviced and maintained on a regular basis by competent personnel and complies with appropriate safety regulations and none is dangerous, inefficient, out-of-date, unsuitable, in need of renewal or replacement or surplus to requirements.

13.4 The Company maintains no plant register of the fixed assets used by it in the Business.

13.5 There has been no exercise or purported exercise of any Security Interest over any of the fixed or other assets of the Company and there is no dispute directly or indirectly relating to any such assets.

13.6 In respect of all plant and machinery held by the Company under any hire-purchase, conditional sale, leasing or rental agreement:

            (a) a summary of the value of all such hire-purchase and conditional sale agreements, leases and rental agreements is attached to the Disclosure Letter;

            (b) where the annual rental or charge exceeds (pound)5,000 the amount of the last rental payable by the Company is the amount currently payable under such hire-purchase, conditional sale, leasing or rental agreement having regard to all its terms, and at the date hereof no circumstance exists by virtue of which the lessor or the owner is or might be entitled to require an upward adjustment to the rental;

            (c) no circumstances have occurred which would entitle the lessor or the owner to terminate any such hire-purchase, conditional sale, leasing or rental agreement; and

            (d) no inquiry or investigation is being conducted by the Inland Revenue concerning the availability to the lessor of capital allowances in respect of the plant and machinery concerned.

14          INSURANCE

14.1 The Company has effected all insurances required by law to be effected by it.

14.2 The Company maintains and has maintained with a reputable insurance office or underwriter adequate insurance cover against all risks prudently insured against by companies carrying on a similar business and in particular:

            (a) its assets are covered against those risks to their full replacement or reinstatement value (including where relevant the cost of any demolition and of all fees and expenses which may be incurred in such replacement or reinstatement) free from any deduction or excess;


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


            (b) the Company is adequately covered against personal accident, public and product liability, loss of profits, consequential loss, employers' liability acts of terrorism, professional indemnity, and other risks prudently covered by insurance by such companies; and

            (c) in respect of policies insuring those of the leasehold properties where the Company is responsible for maintaining the insurance the policy conforms in all respects to the requirements of the relevant lease.

14.3 All premiums due on the policies in respect of such insurance cover ("the Policies") have been paid; all the other conditions of the Policies have been performed and observed; and none of the Policies has or may become void or voidable as a result of an act or omission of the Company prior to the Completion Date.

14.4 None of the Policies is subject to any special or unusual terms or restrictions or to the payment of any premium in excess of the usual rate.

14.5 The Policies, together with the receipts for the latest premiums payable in respect thereof, are in the possession of the Company.

14.6 The Policies will continue in full force and effect notwithstanding Completion.

14.7 No claim exceeding (pound)5,000 is outstanding either by the insurer or the insured under any of the Policies and no claim against the Company by any third party is outstanding in respect of any risk covered by any of the Policies or by any policy previously held by the Company.

14.8 There are no circumstances which would or might entitle the Company to make a claim under any of the Policies or which would or might be required under any of the Policies to be notified to the insurers.

14.9 The Company has no keyman insurance or equivalent insurance with respect to any of its directors or employees.

15          TRADING

15.1 Save for any warranty implied by law or contained in writing, the Company has not given any warranty or guarantee, or made any representation, in respect of services supplied or agreed to be supplied by it.

15.2 No part of the Company's business has been materially and adversely affected by the loss during the 3 years ended on the Accounts Date of:

            (a) any important client or source of supply, (being a client or insurer which over a period of 3 months or more during those 3 years has accounted for 5 per cent. or more in value of the services supplied by or to the Company during that period);

            (b) an overall decrease in the value of business received by or supplies made to the Company; or


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


            (c) by any abnormal factor not affecting similar businesses to a like extent and no such client or insurer has given notice to the Company of an intention to cease or reduce dealing with or supplies to the Company.

15.3 Neither this Agreement nor Completion is likely to cause the Company to lose the benefit of any right or privilege that it presently enjoys.

15.4        So far as the Warrantors are aware:

            (a) neither this Agreement nor Completion is likely to cause any person who normally does business with the Company not to continue to do so on the same basis; and

            (b) the attitude or actions of clients, insurers, employees and other persons with regard to the Company will not be otherwise prejudicially affected by the execution of this Agreement or Completion.

15.5 The Company has not committed any material breach of any agreement or arrangement to which it is a party.

15.6 The Company has not paid to any person any sum in the nature of a bribe or improper inducement.

15.7 Other than in the ordinary course of a client relationship the Company is not a party to any confidentiality or secrecy agreement or undertaking or other arrangement, which may restrict its use or disclosure of any information.

15.8 The Company has exclusive ownership (free of any lien or other third party right) of and direct control of and access to:

            (a)         all documents of title relating to its assets;

            (b) all subsisting written agreements to which it is a party;

            (c) all records, systems, data and information held by it or on its behalf which are recorded, maintained, stored or otherwise wholly or partly dependent on any system (including, without limitation, any electronic, mechanical or photographic process whether computerised or not) whether operated by the Company or not;

15.9 No substantial part of the Business is carried on under the agreement or consent of a third party (save that of any governmental or quasi governmental regulator) nor is there any agreement which significantly restricts the fields in which the Company carries on the Business.

15.10 There are not now outstanding any agreements or arrangements (whether by way of guarantee, indemnity, warranty, representation or otherwise) under which the Company is under a prospective or contingent liability in respect of any disposal by the Company of its assets or business or any substantial part thereof.


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15.11       Offshore Insurance Brokerage Limited has ceased to trade (but is not dormant), has no outstanding liabilities under any agreement or arrangement, has no authorisations or licences which if allowed to lapse would incur costs, and has no unsatisfied creditors, which liabilities, creditors and costs together exceed (pound)10,000 in aggregate (other than intra group transactions).

16          TRANSACTIONS SINCE THE ACCOUNTS DATE

16.1        Since the Accounts Date:

            (a) except for intra-group transactions, the Company has not entered into transactions or incurred liabilities other than in the ordinary course of day-to-day trading operations;

            (b) the assets of the Company have not been depleted by any unlawful act on the part of any person;

            (c) there has been no materially adverse change in the financial or trading position of the Company and the Business has been carried on in the ordinary course and in the same manner (including nature and scale) as immediately before the Accounts Date;

            (d) except in respect of intra-group transactions, no loan or loan capital has been repaid by the Company in whole or in part or has become liable to be so repaid;

            (e) save for the ordinary business of an Annual General Meeting, there has been no resolution of or consent by the members or any class of members of the Company;

            (f) the Company has paid its creditors within the time limits agreed with such creditors;

            (g) the Company has not offered price reductions or discounts or allowances on services or provided them at less than cost to an extent that may materially affect its profitability; and

17          FINANCIAL MATTERS

17.1 Full details of all bank accounts maintained or used by CWG (including, in each case, the name and address of the bank with whom the account is kept and the number and nature of the account) and of all direct debit or standing order or similar authorities applicable to any of these accounts and statements showing the balance on each account as at the close of business on a date not being more than three business days prior to the date of this Agreement are attached to the Disclosure Letter. Since the date of each statement no payment out of any of the accounts has been made, except for routine payments in the ordinary course of trading, and the present balances are not substantially different from those shown in the statement.

17.2 Where any Group Company at the date of this Agreement and outside the ordinary course of business has amounts outstanding, unpaid or unperformed


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            represented by cheques, warrants, mandates or other payment instructions (and for the purposes of this warranty a Group Company's IBAs shall be disregarded), the amount so represented does not exceed (pound)100,000 in aggregate.

17.3 In relation to the Security Interests outstanding at the date of this Agreement (details of which are set out in the Disclosure Letter) and in relation to all overdraft, loan and other financial and leasing facilities available to the Company:

            (a) full details thereof and true and correct copies of all documents relating thereto are attached to the Disclosure Letter;

            (b) there has been no contravention of or non-compliance with any provision of any such document;

            (c) no steps for the enforcement of any encumbrances have been taken or threatened;

            (d) there has not been any alteration in the terms and conditions of any of the said arrangements or facilities, all of which are in full force and effect;

            (e) nothing has been done or omitted to be done whereby the continuance of the said arrangements and facilities in full force and effect might be affected or prejudiced; and

            (f) none of the arrangements is dependent on the guarantee or indemnity of, or on any security provided by, a third party other than a Group Company.

17.4        The total amount borrowed by the Company:

            (a) from its bankers does not exceed its overdraft facilities; or

            (b) from whatsoever source does not exceed any limitation on borrowing contained in the Articles of Association or any debenture or loan instrument or other deed or document binding on it.

17.5 Save for the borrowings referred to in paragraphs 17.3 and 17.4 and any intra-Group arrangements, the Company:

            (a)         does not have outstanding any loan capital;

            (b) has not incurred or agreed to incur any borrowing which it has not repaid or satisfied;

            (c) has not lent or agreed to lend any money which has not been repaid to it;

            (d) does not own the benefit of any third party debt present or future; and

            (e)         is not a party to or has any obligation under:


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                        (i)         any loan agreement, debenture, acceptance
                                    credit facility, bill of exchange,
                                    promissory note, finance lease, debt or
                                    inventory financing, discounting or
                                    factoring arrangement or sale and lease back arrangement; or

                        (ii) any other arrangement the purpose of which is to raise money or provide finance or credit.

17.6 No event has occurred or been alleged which is or, with the passage of time and/or the giving of any notice, certificate, declaration or demand, would become an event of default under, or a breach of any of, the terms of any loan capital, borrowing, debenture or financial facility of the Company or would entitle any third party to call for repayment prior to normal maturity.

17.7 The Company is neither a party to, nor has any liability (including, without limitation, any prospective or contingent liability) under, any guarantee, indemnity or other agreement to secure or support an obligation of a third party.

17.8 Except for the Continuing Loans, there is no outstanding indebtedness on any account whatsoever owing by the Company to any of the Vendors other than ordinarily accrued emoluments or by any of the Vendors to the Company.

17.9 None of the Vendors has given any guarantee or indemnity or created any other like obligation or given comfort in support of the Company, which remains outstanding.

17.10 The Company has not given any guarantee or indemnity or created any other like obligation in respect of a Group Company or otherwise which remains outstanding.

17.11 Having regard to the existing facilities available to it, the Company has sufficient working capital for the purposes of continuing to carry on its business in its present form and at its present level of turnover and for the purpose of executing, carrying out and fulfilling in accordance with their terms all orders, projects and other contractual obligations which have been placed with or undertaken by the Company.

17.12 The Company does not hold any security (including any guarantee or indemnity) that is not valid and enforceable by the Company against the grantor thereof in accordance with its terms.

17.13 Completion of this Agreement will not result in the creation, crystallisation or enforcement of any Security Interest over any asset of the Company.

17.14 The Disclosure Letter contains full details of each grant or subsidy or other financial assistance received or receivable by the Company from any governmental or quasi-governmental authority and the Company has not done, or omitted to do, any act which could result in all or part of any such assistance becoming repayable early or being forfeited or withheld and no Vendor has any reason to expect that Completion of this Agreement will give rise thereto.


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17.15       No loan has been made by the Company in breach of the Consumer
            Credit Act 1974.

17.16 The time difference between the payment of claims by International Accident Facilities Inc. and its recovery of claim reimbursements is the sole reason for the overdrawn balance of its bank account.

17.17       C W Midwest Inc has no liability under any loan note arrangement.

17.18 The loan of(pound)171,000 from NatWest Bank plc to CWG has been repaid in full in accordance with the terms of the facility and any security given has been released.

17.19 The sum of US$387,000 due to be paid in 1999 in respect of the Company's acquisition of certain of the shares in ISB previously owned by Le Blanc de Nicolay has been paid in full.

18          EMPLOYEES

18.1 The Disclosure Letter contains the following information in relation to each employee of the Company, namely:

            (a)         name;

            (b) age (except in the case of employees of any Group Company operating in the United States);

            (c) emoluments (including any bonus or commission arrangements and any non-cash benefits);

            (d) date of commencement of employment or of any previous employment with which such employment is continuous;

            (e) where in excess of 6 months, the notice period required to be given by the Company and the employee;

            (f)         whether or not a member of the Company's pension scheme;
                        and

            (g)         date of last increase in salary

            and such information is complete and correct in all respects.

18.2 True, up-to-date and complete copies of all standard form contracts of employment copies of employment contracts for certain senior employees are contained in the Disclosure Letter together with copies of all consultancy agreements currently in force to which the Company is a party.

18.3 Since the Accounts Date and except for salary reviews in the ordinary course of employment, no material change has been made in the terms of employment by the Company of any employee and no such change, and no negotiation or request for such a change, is due or expected within 6 months from the date of this Agreement.


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18.4        The Company has maintained adequate up to date records regarding the service of each of its employees (including details of terms of employment, payments of statutory or other sick pay, statutory or other maternity pay, disciplinary and health and safety matters, income tax and social security contributions and termination of employment), copies of all underlying documentation relating to schemes operated by the Company in connection with the matters referred to in this paragraph 18.4 are attached to the Disclosure Letter and the Company is not proposing to adopt any new scheme in relation to any such matters.

18.5 Since the Accounts Date, no employee has given notice terminating his contract of employment or is under notice of dismissal and no amount due to or in respect of any employee or former employee is in arrear and unpaid other than his salary for the month current at the date of this Agreement and in respect of the reimbursement of expenses properly incurred and authorised.

18.6 The Company is not involved in any dispute with its employees or any of them and there are no present circumstances (including Completion), which are likely to give, rise to any such dispute.

18.7        Within a period of one year preceding the date of this Agreement:

            (a) the Company has not given notice of any redundancies to the Secretary of State for Employment or started consultations with any independent trade union or unions under Part XI ERA and the Company has not failed to comply with any obligation under such Part XI; and

            (b) the Company has not been a party to any relevant transfer as defined in the Transfer of Undertakings (Protection of Employment) Regulations 1981 and the Company has not failed to comply with any duty to inform and consult any independent trade union.

18.8 Since the Accounts Date, no gratuitous payment has been made or promised by the Company in connection with the actual or proposed termination, breach, suspension or variation of any employment or engagement of any present or former director, officer or employee of or consultant to the Company; and there is no outstanding obligation or ex gratia arrangement for the Company to pay any compensation to any present or former director, officer, employee or consultant.

18.9 There is no existing, pending or threatened dispute between the Company and any material number or category of its employees or any trade union or other organisation formed for a similar purpose and there are no circumstances (including Completion), which are likely to give, rise to any such dispute. There is no collective bargaining agreement or other arrangement (whether binding or not) between the Company and any trade union or other body representing its employees.

18.10 With the exception of PAYE and national insurance contributions in respect of the payment period current at Completion the Company does not have outstanding any undischarged liability to pay to any governmental or regulatory


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            authority in any jurisdiction any contribution, taxation or other levy arising in connection with the employment or engagement of personnel by the Company.

18.11 The Company does not have and is not proposing to introduce any share incentive scheme, share option scheme or profit sharing bonus or other incentive scheme for any director, officer or employee.

18.12 There are no training schemes arrangements or proposals in existence nor have there been any such schemes or arrangements at any material time in the past in respect of which a levy may become payable by the Company under the Industrial Training Act 1982.

18.13 So far as the Warrantors are aware neither this Agreement nor Completion will or is likely to cause any director, officer or senior employee to terminate his engagement or employment with the Company.

19          CONTRACTS

19.1 So far as the Warrantors are aware, no circumstances exist which constitute a ground on which any contract or other arrangement to which the Company is a party could be avoided, repudiated, rescinded, prematurely determined (whether as a result of this Agreement, the sale of the Sale Shares or otherwise) or declared to be invalid or which would give any other contracting party the right to impose any obligation (whether to make payment on or otherwise) on, the Company.

19.2 The Company has not received any notice of a claim in respect of the matters referred to in warranty 19.1, above, nor has it received notice indicating that such a claim is foreseeable.

19.3 The Company is not a party to any agreement for the supply by or to the Company (whether as principal or as agent) of any goods or services including (but not limited to) distributorship, agency, manufacturing, licensing, supply or management agreements excluding agreements entered into in the ordinary course of business or which are likely to be discharged by performance within 3 months of the date hereof.

19.4 So far as the Warrantors are aware no liability in respect of any claim against the Company arising out of any error or omission on the part of the Company in the supply of any service before Completion will exceed in amount the limit of insurance cover in force for the benefit of the Company against such a claim.

19.5 The Company is not a party to any material contract, obligation or arrangement which:

            (a) is of an unusual or abnormal nature, or outside the ordinary course of trading or involving or which may involve obligations on the Company calling for special mention;

            (b) is of a long term nature (that is, unlikely to have been fully performed in accordance with its terms within 6 months after the date on which it was entered into or undertaken); or


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            (c)         is incapable of termination by the Company in accordance
                        with its terms on no more than 3 months' notice; or

            (d) gives any party an option to acquire or dispose of any asset or requires another person to do so; or

            (e) is likely to result in a loss to the Company on completion or performance; or

            (f) cannot readily be fulfilled or performed by the Company on time without undue or unusual expenditure of money, effort or personnel; or

            (g) involves payments by or to the Company by reference to fluctuations in any index of retail prices, any other index, the rate of exchange for any currency or the cost or value of any raw material or commodity; or

            (h)         (or in relation to which) any relevant requirements of
                        section 319 CA 1985 have not been complied with; or

            (i) involves or is likely to involve outstanding expenditure by the Company of more than(pound)50,000; or

            (j) involves or is likely to involve the supply of services the aggregate sales value of which will represent in excess of 5 per cent. of the turnover of the Company for the preceding financial year; or

            (k) is a contract for hire or rent, hire-purchase or purchase by way of credit or instalment payment or for maintenance of the Company's assets and the Company has no offer, bid, tender or proposal outstanding which by the acceptance or other act of some other person would give rise to any such transaction.

19.6 There are no powers of attorney or other authorities (express or implied) which are still outstanding or effective to or in favour of any person to enter into any contract or commitment or to do anything on behalf of the Company (other than on such authority of directors or of employees as either is ostensible or is implied to enter into routine contracts in the normal course of their duties).

19.7 The Company is not a party to any agreement or arrangement or under any obligation under which it is or may become liable to make any investment (as defined in section 1(1) of the Financial Services Act
            1986) with, or to deposit any money with or to provide any loan or financial accommodation or credit (other than normal trade credit) to, any person or to subscribe, convert, acquire, dispose of or underwrite any investment.

20          THE PROPERTIES AND OTHER INTERESTS IN LAND

20.1 ISB and each Group Company specified in schedule 6 are the beneficial owners of the Properties set opposite their names which are the only properties owned or occupied or in which ISB or any Group Company has any right or interest.


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20.2        The title to each of the Properties is good and marketable and is properly constituted by documents of title which are properly stamped and are in the possession and under the control of the Company.

20.3 All the documents relating to the value, marketability, use of and title to the Properties shall (if required) be made available to the Purchaser's Solicitors for inspection prior to Completion.

20.4        Each of the Properties are free from:

            (a) any mortgage, charge, rent-charge, lien, encumbrance or other third party right in the nature of security;

            (b)         any Land Charge or Local Land Charge.

20.5 Subject to paragraph 20.14(a), the Company has vacant possession of each of the Properties vested in it and (subject as aforesaid) there are no circumstances known to the Warrantors which would entitle or require any landlord or any other person to exercise any powers of entry or right to forfeiture or right to take possession or which would otherwise restrict or terminate the continued sole and exclusive possession or occupation of each of the Properties by the Company.

20.6 No person is entitled to any option, right over, interest in, right of pre-emption, first refusal, surrender or determination relating to any of the Properties nor is any person in the course of acquiring any of these.

20.7 Other than contained or referred to in the lease or tenancy agreement under which any of the Properties are held, the Company is not aware of any covenant, stipulation, restriction, easement, right of way, exception, reservation, grant, condition, agreement or declaration affecting any of the Properties or their use. There is no material subsisting breach or alleged breach of any of the said matters.

20.8 The Properties are not subject to the payment of any outgoings other than business rates or water charges and the sums reserved by or payable by virtue of the lease or tenancy agreement under which any of the Properties are held.

20.9 The Company has paid all rent or licence fees and all other outgoings which have become due in respect of each of the Properties. The Company has in all material respects performed and observed its obligations under all covenants (whether affecting the freehold or leasehold titles), conditions, agreements, statutory requirements, planning consents, byelaws, orders and regulations affecting any of the Properties, its use and any business of the Company there carried on. No notice of any breach of any such matter has been received.

20.10 The actual use of each of the Properties so far as the Warrantors are aware is permitted under the Town and Country Planning legislation. No notices have been received of any existing contravention of any of the provisions of the Town and Country Planning legislation and so far as the Warrantors are aware there are no outstanding enforcement notices, Stop Notices, enforcement proceedings or appeals (whether against refusal, deemed or otherwise, conditions or


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            enforcement) nor is any user stated to be personal nor is any planning permission suspended or remains unimplemented in whole or in part. No planning application has been submitted by or on behalf of the Company which awaits determination.

20.11 The Company has received no notice of any outstanding orders or notices affecting any of the Properties nor of any proposals of any local or other authority (involving compulsory acquisition or requisition or otherwise) or any other circumstances which may result in any such order or notice being made or served or which may otherwise adversely affect any of the Properties.

20.12 There are not in force or required to be in force any licences which apply to any of the Properties or to the business carried on therein.

20.13 The Company has not received notice of nor are the Warrantors aware of any dispute relating to any of the Properties.

20.14       (a)         Where any of the Properties are not occupied by the
                        Company, details of the present sub-tenants or other occupiers of the relevant Properties (or an indication that the relevant Property is vacant) are set out in part B of schedule 6 and such sub-tenants or occupiers occupy those parts of the Properties shown against their names.

            (b) Written particulars (including copies of all documents) where requested of all sub-leases, sub-tenancies and licences for occupation of any of the Properties or any parts thereof and of all variations and proposed variations thereof or derivative interests therein and of the grant or proposed grant of any licences pursuant to the provisions of any such documents have been supplied to the Purchaser.

            (c) There is no claim or dispute pending or expected, either by or with the Company or by or with any such sub-lessee, licensee or occupier.

20.15 The Company has not elected to waive the exemption from Value Added Tax in relation to any supply made in relation to any of the Properties.

20.16 Any written replies given by or on behalf of the Warrantors or Company to enquiries raised by the Purchaser's solicitors in respect of any of the Properties are true and accurate in all material respects and not misleading.

20.17 No solicitors are instructed by or on behalf of the Company in connection with any matter relating to any of the Properties except for the Vendors' Solicitors in respect of this Agreement and the Disclosure Letter.

20.18 Since the Accounts Date the Company has not acquired or disposed of or agreed to acquire or dispose of the whole or any part of any land or buildings or any interest therein, nor will it acquire or dispose of the whole or any part of any


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            land or buildings or interest therein without the prior written consent of the Purchaser.

20.19 The Company has not at any time entered into either the lease of or a licence to assign any leasehold property as a guarantor of the lessee's covenants contained in any such document. The Company has not at any time assigned or otherwise disposed of any leasehold property without receiving a full and legally effective indemnity in respect of its liability under the lease pursuant to which that property was held. No claim has been made against the Company in respect of any leasehold property formerly held by it or in respect of which it acted as a guarantor nor is any such claim anticipated.

21          ENVIRONMENTAL MATTERS

21.1 The Company complies and has at all times complied with all Environmental Laws and Environmental Licences and has obtained and maintained in full force and effect all Environmental Licences and there are no facts or circumstances entitling any such Environmental Licences to be revoked, suspended, amended, varied, withdrawn or not renewed or which would prevent compliance with any Environmental Licence which might have a material adverse effect on the use or value of any of the Properties.

21.2 No claim, prosecution, demand or action relating to the Environment or in respect of Environmental Law has been made or so far as the Warrantors are aware, threatened against the Group, which might have a material adverse effect on the use or value of any of the Properties.

            For the purposes of these warranties:

            "ENVIRONMENT" means all or any of the following media; air (including air within buildings or other structures; land (including buildings and any other structures or erections in, on or under it and any soil and anything below the surface of the land); water (including sea, ground and surface water) and any living organism supported by such media.

            "ENVIRONMENTAL LAWS" include all or any law, common law, statute, rule, regulation, treaty, directive, direction, decision of the court, by-law, code of practice, circular, guidance note, order, notice or demand of any governmental authority or agency or any regulatory body or any other body whatsoever in any jurisdiction, including the European Union, relating to the protection or conservation of the Environment or the storage, generation or disposal of waste and/or the business carried on by the Group.

            "ENVIRONMENTAL LICENCE" means any permit, licence, authorisation, consent or other approval required at any time by the Group and/or in relation to the business carried on by the Group pursuant to Environmental Laws.

22          PENSIONS AND RELATED BENEFITS

22.1        In this paragraph:


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            "DISCLOSED ARRANGEMENTS" means the Pension Schemes, the US Employee
            Benefit Plans and any other arrangements for providing Relevant Benefits details of which are contained in the Disclosure Letter;

            "FORMER SCHEME" means all occupational pension schemes (as defined in section 1 of the Pension Schemes Act 1993) other than the Pension Schemes in which any Relevant Employer has participated at any time prior to Completion;

            "RELEVANT BENEFITS" means pensions, allowances, lump sums, gratuities, expense payments or other like benefits in respect of retirement, death, termination of employment (whether or not voluntary), ill-health, injury, disablement or medical or dental treatment provided for or in respect of any Relevant Employee;

            "RELEVANT EMPLOYEE" means any director or former director or employee or former employee of the Company and/or the Subsidiaries;

            "RELEVANT EMPLOYER means the Company and/or the Subsidiaries;

            "PENSION SCHEMES" means the Crawley Warren Pension Scheme and the Crawley Warren Executive Pension Scheme;

            "US EMPLOYEE BENEFIT PLANS" means the "employee pension benefit plans" referred to in Warranty 22.20.

22.2 Apart from the Disclosed Arrangements, the Relevant Employer is not under any legal liability or voluntary or moral obligation to provide any Relevant Benefits (whether on a funded or unfunded basis) or to contribute to any scheme or arrangement providing Relevant Benefits (including any personal pension scheme approved under Chapter IV, Part XIV ICTA) nor has any proposal been announced to pay any Relevant Benefits or establish or contribute to any such scheme or arrangement.

22.3        True and complete copies have been supplied to the Purchaser of:

            (a) all trust deeds, rules, notices and other documents governing the Disclosed Arrangements and the participation therein of the Relevant Employer;

            (b) all announcements, members' booklets and other explanatory literature of current effect relating to the Disclosed Arrangements and any letters or other documents relating to provisions for individual Relevant Employees or groups of Relevant Employees;

            (c) all policies, agreements and other arrangements of current effect entered into in relation to the Disclosed Arrangements with insurance companies, investment managers, advisers or other persons;

            (d) the latest actuarial valuation report in respect of the Crawley Warren Pension Scheme and the trustees' report and audited accounts for the Pension Schemes together with any supplementary accounting advice relating to the Pension Schemes and any supplementary actuarial advice relating to the Crawley Warren Pension Scheme; and


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            (e)         any contracting-out certificate and any undertakings in
                        relation to the Pension Schemes and any notification of approval of the Pension Schemes by the Inland Revenue.

22.4 Full details in writing have been supplied to the Purchaser of all discretionary practices in relation to the Disclosed Arrangements.

22.5 Full particulars in writing of the assets in which the Pension Schemes are invested have been supplied to the Purchaser and none of the resources of the Pension Schemes are invested in any loan or other arrangement with any beneficiary or any employer-related investment (as defined in section 40 of the Pensions Act 1995) or are subject to any charge or encumbrance or are being used for the purposes of stock lending or other arrangements whereby such resources may be released without full payment being received forthwith on behalf of the relevant Pension Scheme in respect of them.

22.6 A list of the Relevant Employees who are covered by the Disclosed Arrangements, together with all particulars of them necessary to establish their entitlement to benefits thereunder, has been supplied to the Purchaser.

22.7 The current rates of contributions payable in respect of the Disclosed Arrangements by the Relevant Employer and, where applicable, the Relevant Employees are as set out in the Disclosure Letter and all such contributions up to and including the Completion Date have been paid or will have been paid by the Completion Date.

22.8 All consultancy, legal and other fees, charges and expenses in respect of the Disclosed Arrangements for which the Relevant Employer is responsible have been paid or will have been paid by the Completion Date and no services have been provided in relation to the Disclosed Arrangements in respect of which an account or other invoice has not been rendered which if rendered would be payable by the Relevant Employer.

22.9 All death in service benefits (other than refunds of contributions) payable under the Pension Schemes, and all benefits under the other Disclosed Arrangements, are now and will up to and including the Completion Date be fully insured under policies effected with insurance companies as disclosed, all premiums due under such policies have been paid or will have been paid by the Completion Date; and there are no grounds on which any such policies may be avoided.

22.10 The Crawley Warren Pension Scheme is a contracted-out scheme within the meaning of section 7(3) of the Pension Schemes Act 1993 and the Relevant Employer holds or is named on a current contracting-out certificate in relation to that Scheme and there are no circumstances existing which would cause such contracting-out certificate to be withdrawn or placed in jeopardy. The Crawley Warren Executive Pension Scheme is not a contracted-out scheme.

22.11 There has been no breach of trust and no material actions, suits or claims (other than routine claims for benefits) are pending or threatened in respect of the Disclosed Arrangements in relation to the Relevant Employees and there are no circumstances existing which may give rise to any such actions, suits or claims.

22.12 No payment of any of the assets of the Pension Schemes has been made to the Relevant Employer (or any other participating employer) or will have been so made up to and including the Completion Date.

22.13 The Disclosed Arrangements have been administered in accordance with their governing documents and all applicable legal requirements.

22.14 The Pension Schemes have been formally approved by the Board of Inland Revenue and are treated by them as exempt approved schemes under Chapter I, Part XIV ICTA and there are no circumstances existing which would cause such approval to be withdrawn or placed in jeopardy.

22.15 All records relating to the Disclosed Arrangements have been properly maintained, all information provided for the purposes of the latest actuarial valuation of the Crawley Warren Pension Scheme was complete and accurate in all material respects and there has been no material adverse change in the financial position of the Crawley Warren Pension Scheme since the effective date of such valuation.

22.16 The latest audited accounts for the Pension Schemes give a true and fair view of the financial transactions of the Pension Schemes during the relevant accounting period and of the disposition of its net assets at the end of that period.

22.17 No Relevant Employer has any liability to make any payment to the Pension Schemes or to any Former Scheme whether pursuant to section 144 of the Pension Schemes Act 1993, sections 59, 60 or 75 of the Pensions Act 1995.

22.18 The assets of the Pension Schemes have not been depleted by any improper or unlawful act and:

            (a) in respect of such assets as are held to provide money purchase benefits or in respect of additional voluntary contributions (other than those applied to secure additional benefits by way of crediting the member concerned with additional pensionable service), such assets represent fully all such contributions paid by or in respect of the relevant members together with all income and gains accruing thereto; and

            (b) in respect of such assets as are held to provide final salary benefits, such assets are sufficient to provide (on the basis adopted in the latest actuarial valuation of the Crawley Warren Pension Scheme as at 1 January
                        1999) the benefits payable and prospectively payable to and in respect of the members (including deferred and pensioner members) up to and including the Completion Date based on the pensionable service of members completed or credited up to the Completion Date and their pensionable earnings then applicable , but with allowance being made in accordance with the said basis for future increases in earnings due to inflation and merit and increases in pensions, both in deferment and while in course of payment.

22.19 The Crawley Warren Executive Pension Scheme provides only money purchase benefits within the meaning of section 181(1) of the Pension Schemes Act 1993


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


            and no assurance, promise or guarantee has been given to any Relevant Employee of any particular level or amount of benefit (other than death in service benefits) payable to or in respect of him on retirement, death or leaving service.

22.20       US Employee Benefit Plans

            (a) The Disclosure Letter contains a complete list of all "employee pension benefit plans" as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including Multiemployer Plans) ("Pension Benefit Plans"), "welfare benefit plans" as defined in Section 3(1) of ERISA ("Welfare Plans"), or stock bonus, stock option, restricted stock, stock appreciation right, stock purchase, bonus, incentive, deferred compensation, severance, or vacation plans, or any other employee benefit plan, program, policy or arrangement maintained or contributed to by the Company or any of its ERISA Affiliates or to which the Company or any of its ERISA Affiliates, contributes or is obligated to make payments thereunder or otherwise may have any liability (including Multiemployer Plans) (collectively, the "Employee Benefit Plans"). For purposes of this Section, (a) the term "ERISA Affiliates" means any person (as defined in ERISA
                        Section 3(9)) that is or has been a member of any group of persons described in Code Sections 414(b), (c), (m) or (o), and (b) the term "Multiemployer Plan" means a multiemployer plan as defined as such in ERISA Section 3(37) to which contributions are or have been made by the Company or any of its ERISA Affiliates, or as to which the Company or any of its ERISA Affiliates may have liability and that is covered by Title IV of ERISA.

            (b) Each of the Employee Benefit Plans (and each related trust, insurance contract or fund) complies in form and in operation in all material respects with the applicable requirements of ERISA, the Code and other applicable laws.

            (c) With respect to each of the Employee Benefit Plans, true, correct and complete copies of the following documents are annexed to the Disclosure Letter: (a) the plan document and any related trust agreement, including amendments thereto, (b) any current summary plan descriptions and other material communications to participants relating to the Employee Benefit Plans, (c) the most recent Form 5500 Annual Report, if applicable, and (d) any correspondence with the IRS, the Pension Benefit Guaranty Corporation, the Department of Labor or any other agency.

            (d) All contributions to, and payments from, the Employee Benefit Plans which are required to have been made by the Company or any of its ERISA Affiliates with respect to any period ending on or before the Completion Date, in accordance with the Employee Benefit Plans, have been timely made.


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


            (e) Neither the Company nor any of its ERISA Affiliates maintains or contributes to, nor has it ever maintained or contributed to, any pension plan subject to Title IV of ERISA, Code Section 412 or ERISA Section 302. Neither the Company nor any of its ERISA Affiliates has incurred any liability under Title IV of ERISA. Neither the Company nor any of its ERISA Affiliates has any liability (including any contingent liability under ERISA Section 4204) with respect to any Multiemployer Plan covering employees (or former employees) employed in the United States. Neither the Company nor any of its ERISA Affiliates has incurred any liability or taken any action that could reasonably be expected to cause it to incur any liability (i) on account of a partial or complete withdrawal (within the meaning of ERISA Sections 4205 and 4203, respectively) with respect to any Multiemployer Plan or (ii) on account of unpaid contributions to any such Multiemployer Plan.

            (f) Neither the Company nor any of its ERISA Affiliates maintains or ever has maintained, or contributes or ever has contributed to, any Welfare Plan providing for continuing benefits or coverage for any participant or any beneficiary of a participant following termination of employment, except as may be required under COBRA. Each of Company's Welfare Plans which are "group health plans", as described in Code Section 5000(b)(1), have complied with the notice and continuation requirements of Code Section 4980B or Part 6 of Subtitle B of Title I of ERISA and the regulations thereunder.

            (g)         The Pension Benefit Plans intended to qualify under Code
                        Section 401 have been determined by the IRS to be so qualified and no event has occurred and no condition exists with respect to the form or operation of such Pension Benefit Plans which would cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code.

            (h) The consummation of the transactions contemplated by this Agreement will not result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any benefits or compensation payable to or in respect of any employee of the Company. The Company is not obligated to make any payment or transfer, accelerate any payment or transfer, or otherwise provide any benefit that would constitute an "excess parachute payment" under Code Section 280G.

            (i) Neither the Company nor any employee of the foregoing, nor any trustee, administrator, other fiduciary or any other "party in interest" or "disqualified person" with respect to the Pension Benefit Plans or Welfare Plans, has engaged in a "prohibited transaction" (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) which could result in a tax or penalty on a Company under Section 4975 of the Code or Section 502(i) of ERISA ("Prohibited Transaction"), except any such event which would not, individually or in the aggregate, either impair such Company's ability to consummate the transactions contemplated hereby or have a material adverse effect.


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


23          INSIDER MATTERS

23.1 There is not, nor during the six years prior to the date hereof has there been, any agreement, arrangement, loan, quasi-loan or undertaking to which the Company is a party and in which the Vendors or any of them or any other person beneficially interested in the share capital of the Company at that time or (except for service agreements) any director of the Company or any person associated with any of them within the meaning of section 435 Insolvency Act 1986 is or has been interested.

23.2        The Company has not been party to any transaction falling within section 320 CA 1985 (substantial property transactions).

23.3 Since the Accounts Date, no member of the Group has transferred any asset to any of the Vendors or to any person beneficially interested in any part of the share capital of any member of the Group, or any director of any member of the Group or any person associated with any such director or Vendor (within the meaning of section 435 Insolvency Act 1986), except at market value.

24          INTELLECTUAL PROPERTY RIGHTS

24.1 Complete and accurate particulars of all Intellectual Property Rights of which the Company is, or has applied to be, registered as proprietor and of all material unregistered Intellectual Property Rights owned by the Company are set out in the Disclosure Letter.

24.2 All Intellectual Property Rights used or required by the Company in connection with the Business are in full force and effect and not subject to any application for cancellation or amendment or licence of right or compulsory licence and are vested in and beneficially owned solely by the Company free from and clear of any restrictions or encumbrances.

24.3 The Company has not infringed the Intellectual Property Rights of any other person.

24.4 The Company has not granted and is not obliged to grant any licences under any Intellectual Property Rights owned by it or licences to it to furnish Know-how to any person.

24.5 Except as mentioned in the Disclosure Letter the Company has not been granted any licence or right under or in respect of any Intellectual Property Rights of a third party (other than computer software licences) and the Company has not breached the terms of any such licence to which it is a party and all such licences remain in force and effect and neither the Company nor the Warrantors are aware of any reason why any of them should be suspended or terminated, and has not manufactured, sold, supplied or developed anything which is the subject of any such Intellectual Property Rights, whether presently existing or (to the knowledge of the Company) applied for and by carrying on business in the ordinary course the Company is not and will not become liable to pay any royalty or like fee.

24.6 Since the Accounts Date, no disclosure has been made to any person other than the Purchaser of any of the Know-how and the Confidential Information except properly and in the ordinary course of business and on the footing that such disclosure is to be treated as being of a confidential nature.

24.7 There has occurred no act, omission or event which would entitle any authority or person to cancel, forfeit or modify any Intellectual Property Rights owned or used by the Company and there is no litigation or other proceedings (whether legal or administrative) pending or threatened involving any of the Intellectual Property Rights or any circumstance likely to give rise to any such proceeding and to the best of the information, knowledge and belief of the Warrantors no person has made any claim adverse to the continuing enjoyment by the Company of the Intellectual Property Rights.

24.8 Since the Accounts Date the Company has not sold or otherwise disposed of any Intellectual Property Rights owned or used by the Company.

24.9 There exists no actual or threatened infringement (including misuse of confidential information) or any event likely to constitute an infringement or breach by any third party of any of the Intellectual Property Rights held or used by the Company.

24.10 The Company does not use or otherwise carry on its business under any name other than its corporate name and its letters and order forms comply with all applicable legislation.

24.11 All application, renewal and other official statutory and regulatory fees and all professional advisers' fees rendered to and received by the Company prior to the date hereof relating to the administration of the registered Intellectual Property Rights owned by the Company or for the protection or enforcement thereof have been duly paid and all steps have been taken for their maintenance and protection.

24.12 All inventions made by any employees of the Company and used or enjoyed by the Company were made in the course of the normal duties of the employee concerned and no claim for compensation under section 40 Patents Act 1977 or otherwise has been made against the Company nor to the best of the knowledge information and belief of the Warrantors is any such claim likely to be made.

24.13 The Intellectual Property Rights owned by or licensed to the Company are all the Intellectual Property Rights necessary to operate the Business after Completion in the same manner as currently operated.

24.14 All necessary back-up systems are utilised to ensure that in the event of any fault in any computer system used by the Company, no more than one day's data might be lost and no such faults have occurred in the last 12 months.

24.15 The Company has complied in all material respects with the provisions of the Data Protection Act 1984 and no order has been threatened against the Company for erasure of personal data under section 24(3) Data Protection Act 1984.


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


24.16 All Information Technology used by the Company has functioned throughout the last 12 months without any material problems and in accordance with its specifications and are sufficient for the requirements for the Business as currently carried on and where any services in relation to Information Technology are supplied by any third party such services have been supplied in a timely and satisfactory manner in accordance with the relevant service agreement.

24.17 Summary details of the Information Technology used by the Company have been disclosed and all contracts, licences, leases, maintenance and support agreements and disaster recovery agreements in respect of such Information Technology have been disclosed and all such agreements are in full force and effect and the Company has not breached the terms of any such agreement and there is no reason why any of them should be suspended or terminated.

24.18 All computer hardware used in the Business is owned by or under the control of the Company and is not wholly or partly dependent on any facilities that are not under the ownership or control of the Group.

24.19 The Company operates physical and environmental security procedures and commercially available anti-virus software in line with those procedures to detect so far as possible and deal with any infections or contamination.

24.20 Save as disclosed in the Disclosure Letter and so far as the Warrantors are aware each item of equipment and Information Technology used by the Company in the course of its business including (without limit) each item of equipment and Information Technology under the control of a third party is Millennium Compliant.

            For the purposes of these warranties, "Millennium Compliant" shall have the meaning given to it in BSI-DISCPD 2000-1.

24.21 In relation to each item of equipment or Information Technology disclosed as not being Millennium Compliant so far as the Warrantors are aware the Disclosure Letter contains details of all remedial steps being taken to ensure that such item of equipment or Information Technology becomes Millennium Compliant together with the best available costings as to the cost of all such remedial steps.

24.22 Each Group Company has discharged its responsibilities and obligations to Lloyd's in respect of Millennium Compliance.

25          LITIGATION

25.1 Neither the Company nor any person for whose acts the Company may be vicariously liable is engaged in any capacity in any litigation, arbitration, prosecution or other legal proceedings or in any proceedings or hearings before any statutory or Governmental body, department, board or agency; no such matters are pending or threatened; and the Warrantors are not aware of any circumstances which are likely to give rise to any such matter.


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


25.2 There is no outstanding judgment, order, decree, arbitral award or decision of any court, tribunal, arbitrator or governmental agency against the Company or any person for whose acts the Company may be vicariously liable.

25.3 The Company is not a party to any subsisting undertaking given to any court or third party arising out of any proceedings of the kind described in paragraph 25.1.

26          INSOLVENCY

26.1 No order has been made and no resolution has been passed for the winding up of the Company or for a provisional liquidator to be appointed in respect of the Company and no petition has been presented and no meeting has been convened for the purpose of winding up the Company.

26.2 No administration order has been made and no petition for such an order has been presented in respect of the Company.

26.3 No receiver (which expression shall include an administrative receiver) has been appointed in respect of the Company or in respect of all or any part of its assets.

26.4 No voluntary arrangement has been proposed under section 1 Insolvency Act 1986 in respect of the Company.

26.5 The Company is not insolvent or unable to pay its debts within the meaning of section 123 Insolvency Act 1986 and has not stopped paying its debts as they fall due.

26.6 No distress, execution or other process has been levied or threatened in respect of any asset of the Company.

26.7 No composition in satisfaction of the debts of the Company or scheme of arrangement of its affairs or compromise or arrangement between it and its creditors and/or members or any class of its creditors and/or members has been proposed, sanctioned or approved.

26.8 No event analogous to any of the circumstances mentioned in any of the foregoing sub-paragraphs of this paragraph 26 has occurred in relation to the Company outside England.

26.9 No guarantee, loan capital, borrowed money or interest is overdue for payment and no other obligation or indebtedness is outstanding which is substantially overdue for performance or payment.

26.10       No circumstances have arisen which are likely to result in:

            (a) a transaction to which the Company is a party being set aside; or

            (b) a third party claim involving any asset owned or used by the Company being made under section 238 or 339 (Transactions at an undervalue) or sections 239 or 340 (Preferences) Insolvency Act 1986.

27          COMPETITION/EC MATTERS

27.1 The Company is not, and has not been party to, or concerned in any agreement, arrangement, understanding or concerted practice, or any other conduct or practice (unilateral or otherwise) which:

            (a) has been or should have been or is required to be furnished to the Director General of Fair Trading pursuant to the Restrictive Trade Practices Act 1976 ("the RTPA 1976"); or

            (b) constitutes a breach of any relevant undertaking, order, direction, assurance or other measure taken under the Fair Trading Act 1973, the RTPA 1976, the Competition Act 1980; or

            (c) may be prohibited by the Competition Act 1998 when it is effective; or

            (d) infringes Article 81 or 82 of the EC Treaty (using the Article numbers of the EC Treaty applicable since the Treaty of Amsterdam came into force on 1 May 1999) or any similar provisions of the ECSC, Euratom, or EEA Treaties, or any other competition rule of the European Community including, without prejudice to the generality of the foregoing, any rule relating to state aid, public procurement, or anti-dumping; or

            (e) infringes any competition, anti-trust or equivalent legislation of any other jurisdiction; or

            (f) constitutes a breach of any term or condition of any licence, authorisation, appointment, code or similar instrument applicable to the Company and the Business.

27.2 The Company is not subject to any prohibition, order, direction, condition, undertaking, assurance or similar measure or obligation imposed by or under any of the laws referred to in this paragraph 27.

27.3 The Company is not, and has not been subject to any investigation, request for information, notice or other communication (whether formal or informal, and whether or not in writing) by any court, governmental or regulatory authority pursuant to any of the laws referred to in this paragraph 27.

27.4 The Company has no reason to believe that any such action as is mentioned in this paragraph 27 will be taken against it in relation to any of its current activities.

28          MISCELLANEOUS

28.1 No Vendor has any interest in any other company or business which has a close trading relationship with or is in competition with the Company.

28.2 All information disclosed in the Disclosure Letter (including any of its attachments) and all other written information which has been given by the Warrantors or any of the officials or professional or financial advisers of the Company to any of the Directors, officials or professional advisers of the

            Purchaser in the course of the negotiations leading to this Agreement which are included in the Disclosure Letter was when given and remains and will at Completion be true and accurate in all material respects and is not misleading because of any omission or ambiguity or for any other reason.

28.3 No-one is entitled to receive from the Company any finder's fee, brokerage or commission or other benefit in connection with the sale of the Sale Shares.

                                Part B - Taxation

For the purposes of this Part B of schedule 8, and in respect of any Group Company which is resident for tax purposes outside the United Kingdom, references to the provisions of ICTA 1988, TCGA 1992 and any other United Kingdom statutory provision, shall be construed as references to those provisions of any relevant statute or other legislation applicable in the jurisdiction in which such Group Company is so resident and which most closely conform with the provisions of ICTA 1988, TCGA 1992 or such other United Kingdom statutory reference referred to herein.

1.1         General

            (a) All returns and computations which ought to have been made by or in respect of the Company for any Taxation purposes have been duly made; all such returns, computations and any other notices, accounts and information supplied to any Taxation Authority are up-to-date, correct and were made on a proper basis; none of such returns, computations, notices, accounts or information is disputed in any respect by the Taxation Authority concerned and there is no fact known to the Warrantors which might give rise to any such dispute or to any liability to Taxation not provided for in the Accounts.

            (b) All Taxation for which the Company is liable, the due date for payment of which is on or before Completion, has been or will be paid on or before Completion, and the Company has not within the three consecutive years commencing prior to the date hereof paid or become liable to pay any penalty or interest charged by virtue of any provisions relating to Taxation.

            (c) No payment has been made by the Company which will not be deductible for corporation tax purposes in computing its income profits or otherwise in computing the corporation tax payable by it.

            (d) The provisions included in the Accounts are sufficient to cover all Taxation in respect of all Accounting Periods for which the Company was then or might at any time thereafter become or have become liable including (without limitation) Taxation:

                        (i) on or in respect of or by reference to the profits, gains or income earned or accrued or deemed for Taxation purposes to be earned or accrued for any period ended on or before the Accounts Date; or

                        (ii) in respect of distributions made, interest or charges on income paid on or before the Accounts Date.

            (e)         (i)         The Company is a close company (as defined
                                    in section 414 ICTA 1988);

                        (ii) no amount has been treated under section 418 ICTA 1988 as a distribution of the Company nor has the Company incurred any expense to which section 418 ICTA 1988 could apply;

                        (iii) the Company has not made any loan or advance to which section 419 ICTA 1988 has been or could be applied (including, without limitation by virtue of the application of section 419(5) ICTA 1988).

            (f) Full disclosure has been made in the Disclosure Letter of any material difference between the accounting and the Taxation treatment of any item in the Accounts.

            (g) Full disclosure has been made in the Disclosure Letter of all matters relating to Taxation in respect of which the Company has, or will at Completion have, an outstanding entitlement under any statute relating to Taxation to make:

                        (i) any claim, disclaimer, or election for relief from Taxation;

                        (ii) any election for an alternative basis or method of Taxation;

                        (iii)       any appeal against any assessment to
                                    Taxation; or

                        (iv)        any application for postponement of
                                    Taxation,

                        where the making of such claim, disclaimer or election, appeal or application was assumed in the preparation of the Accounts.

            (h) The amount of Taxation chargeable on the Company during any Accounting Period has not, to any material extent, depended on any concession, agreement or other formal or informal arrangement with any Taxation Authority.

            (i)         During the three years before the date hereof:

                        (i) there has been no major change in the nature or conduct of a trade or business carried on by the Company;

                        (ii) the scale of activities of any trade carried on by the Company has not been small or negligible within the meaning of sections 245 or 768 ICTA 1988.

            (j) The Company is not liable for any Taxation owed by any other company which has been sold out of the same group of companies as the Company or was controlled by the Company for any Taxation purposes in respect of Accounting Periods beginning before or after such sale.

            (k) The Company has duly deducted all amounts from any payments from which Tax falls to be deducted at source and the Company has duly paid or accounted for such amounts to the relevant Taxation Authority.

            (l) The Company has not been concerned in any transaction other than the transactions contemplated by this Agreement in respect of which provision is made in any statute relating to Taxation for a clearance to be obtained from any Taxation Authority in relation to such transaction except where all applicable clearances (based on full disclosure of all material facts and circumstances) have been obtained.

            (m) The Company has no unrelieved surplus ACT (as such term is defined for the purposes of the Corporation Tax (Treatment of Unrelieved Surplus Advance Corporation
                        Tax) Regulations 1998) and the Company is not a member of a group which has an amount of unrelieved surplus ACT.

            (n) The Company is a large company for the purposes of the Corporation Tax (Instalment Payment) Regulations 1998 (the "Regulations") and the Company is not part of any arrangement entered into with any Taxation Authority pursuant to section 36 of the Finance Act 1998.

            (o) Insofar as the Warrantors are aware and based on the best estimate, at the time the payment is made, of the forecast profits for the year ended 31st December 1999, the instalments of corporation tax paid by the Company on 14th July 1999 and 14th October 1999 in respect of the accounting period of the Company ended 31st December 1999 have been paid in accordance with regulation 5 of the Regulations and such instalments represent, in aggregate, thirty per cent (30%) of the total liability of the Company for that accounting period (as referred to in regulation 2(3) of the Regulations) and so far as the Warrantors are aware there is no matter, circumstance, transaction of other event in each such case arising on or before Completion which could require an adjustment to the level of the total liability of the Company for such accounting period (defined as aforesaid) after Completion.

            (p) The Company has not been involved in any transaction which has given or may give rise to a liability to Taxation on the Company (or would have given or might give rise to such a liability but for the availability of any Relief) other than Taxation in respect of normal trading income or receipts of such company arising from transactions entered into by it in the ordinary course of business.

1.2         Post-Accounts Date Events

            (a)         Since the Accounts Date:

                        (i) save as provided in the Accounts, no dividend has been declared or paid on, and no distribution of capital made in respect of, any share capital and no loan or loan capital has been repaid in whole or in part;

                        (ii) no expenditure incurred (including rents, interest, annual payments or any other sums paid or for which the Company is liable to pay) will be disallowed as a deduction,
                                    debit or a charge on income in computing profits for the purposes of corporation tax;

                        (iii) no event has occurred which will result in the Company becoming liable to pay or bear any Taxation liability directly or primarily chargeable against or attributable to another person, firm or company;

                        (iv) no Accounting Period of the Company has ended as referred to in section 12(3) ICTA 1988;

                        (v) no disposal has taken place or other event occurred which will or may have the effect of crystallising any liability to Taxation which should have been included in the provision for deferred taxation made in the Accounts if such disposal or other event had been planned or predicted at the Accounts Date.

1.3         Capital Allowances

            Full disclosure has been made to the Purchaser of all capital expenditure qualifying for capital allowances and all balancing adjustments pursuant to the CAA 1990 and Chapter I Part XIII ICTA 1988 in respect of any Accounting Period of the Company.

1.4         Distributions

            Save as provided for in the Accounts no distribution (within the meaning of sections 209 and 210 ICTA 1988) has been made by the Company during any Accounting Period.

1.5         Groups

            (a) The Disclosure Letter contains full details of all surrenders, transfers, claims and agreements for surrenders, transfers or claims for any amounts by way of group relief under the provisions of sections 402 to 413 ICTA 1988 or any amounts of advance corporation tax under the provisions of section 240 ICTA 1988 together with details of all payments for group relief within the meaning of section 402(6) ICTA 1988 and of all payments in respect of surrenders of amounts of advance corporation tax within the meaning of section 240(8) ICTA 1988 in each case made or received or agreed to be made or received, in respect of any Accounting Period ended within three years prior to the Accounts Date.

            (b) The Disclosure Letter contains particulars of all elections (if any) made by the Company under section 247 ICTA 1988 and the Company has not paid any dividend without paying advance corporation tax or made any payment without deduction of income tax in the circumstances specified in section 247(6) ICTA 1988. In respect of each such election the conditions of section 247 ICTA 1988 have at all times been satisfied.

1.6         VAT

            (a) The Company is a registered and taxable person for the purposes of the Value Added Tax Act 1994 ("VATA 1994") and has complied in all material respects with VATA 1994 and any statutory modification or re-enactment thereof and all orders, provisions, directions or other conditions made or imposed thereunder or under any other law relating to VAT.

            (b)         The Company is not a member of a group for VAT purposes.

            (c) The Company has not made and does not make exempt supplies for VAT purposes (except such exempt transactions as may be disregarded in calculating the amount of input tax for which the Company may claim a credit or repayment under section 24 or section 25 VATA
                        1994).

            (d)         The Company has made no election pursuant to paragraph 2
                        Schedule 10 VATA 1994 in respect of the Properties.

            (e) No asset of the Company is a capital item the input tax on which may be subject to adjustment in accordance with the provisions of Part XV of the Value Added Tax Regulations 1995.

            (f) No defaults have been suffered by the Company under the default surcharge provisions of section 59 VATA 1994.

            (g) No circumstances exist whereby the Company is or might become liable in respect of any misdeclaration by virtue of sections 63 or 64 VATA 1994.

            (h) The provisions of Schedule 9A VATA 1994 could not be applied by any Taxation Authority in respect of any transaction undertaken by the Company prior to Completion.

            (i) The Disclosure Letter contains full details of any partial exemption special method agreed with any Taxation Authority pursuant to Part XIV of the Value Added Tax Regulations 1995.

            (j) No supplies have been made to the Company to which the provisions of section 8 VATA 1994 could be applied.

1.7         Stamp duty

            All documents in the possession of the Company or to the production of which the Company is entitled which are necessary to establish title to any asset and which attract stamp or transfer duty in the United Kingdom or elsewhere have been duly stamped.

1.8         Disputes

            No Taxation Authority has in the last three years carried out or is at present conducting any review, audit or investigation into the business or affairs of the Company (or any aspect thereof) and the Warrantors know of no reason why any such review, audit or investigation should be initiated.

1.9         Loan relationships

            (a) There are no circumstances which could cause any Taxation Authority to deny relief for interest paid by, or accrued in the Accounts of the Company and no such relief has been denied in fact.

            (b) All credits and debits brought into account by the Company in connection with any loan relationship to which the Company is or was a party for the purpose of computing any provision for tax made in the Accounts were calculated in accordance with an authorised accruals basis of accounting.

1.10        Capital Gains

            (a) The Company has sufficient records to determine the Taxation consequences which would arise on any disposal or on the realisation of any asset owned at the Accounts Date or acquired since that date but before Completion.

            (b) Disregarding any relief or allowance (including indexation relief) available to the Company (other than amounts allowable under section 38 TCGA 1992) no chargeable gain or profit would arise if any asset of the Company were to be realised for a consideration equal to the book value thereof as shown or included in the Accounts.

            (c) All chargeable assets of the Company were acquired at market value at the time of acquisition and there are no circumstances giving rise or which may give rise to liability or loss under or pursuant to any of sections 17, 30, 139, 140, 176, 177, 178 and 179 TCGA 1992.

1.11        International

            (a) The Company is not liable for any Taxation as the agent of any other person or business not resident in its jurisdiction and does not constitute a permanent establishment of any other person, business or enterprise for any Taxation purpose.

            (b) The Company is and has at all times been resident in the United Kingdom for Tax purposes and is not and has not been treated as resident or liable for Taxation in any other jurisdiction for any Taxation purposes (including for the purposes of any double taxation agreement).

            (c) The provisions of Schedule 28AA could not be applied to any transaction undertaken by the Company prior to Completion.

            (d) The Company has not received notice of any direction made by the Inland Revenue under section 747 ICTA 1988 and no circumstances exist which would entitle any Taxation Authority to make such or a direction or require any apportionment to the Company of any profits of a controlled foreign company pursuant to section 752 ICTA 1988.

            (e) The Company is not, nor could it be treated as thinly capitalised for any tax purpose. There are no circumstances which could cause any Taxation Authority to deny relief for interest paid by the Company, and no such relief has been denied in fact.

            (f) The provisions in the Management Accounts are sufficient to cover all Texas state premium tax on business written prior to Completion by International Accident Facilities, Inc. and International Accident Facilities of Texas, Inc.

1.12        Insurance Premium Tax ("IPT")

            If the Company is liable to be registered in respect of IPT, it is so registered and has complied in all material respects with the provisions contained in Part III and Schedule 7 Finance Act 1994 and any statutory modifications or re-enactment thereof and all regulations, orders, provisions, directions or other conditions made or imposed thereunder or under any other law relating to IPT.

1.13        PAYE

            (a) The Company has properly operated the PAYE system and has deducted tax as required by law from all payments to or treated as made to employees of the Company and duly accounted to the Inland Revenue for all tax so deducted and all returns required pursuant to section 203 ICTA 1988 and regulations made thereunder have been made and are accurate and complete in all respects.

            (b) The Disclosure Letter contains full details of all dispensations obtained by the Company and all details of any visit from the Audit Office of the Inland Revenue within the period of six years prior to Completion including full details of any settlement made pursuant thereto.

            (c) Any payment made to or for the benefit or indirect benefit of any person who is or might be regarded by any Taxation Authority as an employee of the Company is made to such person direct and is not made to any company or other entity associated with that person.

                                   SCHEDULE 6
                                 THE PROPERTIES
                           Part A - English Properties


OWNING GROUP            PROPERTY DESCRIPTION              PARTIES TO LEASE                     DATE OF LEASE
COMPANY
1.  The Company         Premises on basement, lower       (1) Special Risks Services           21 November 1996
                        ground, ground and first          Limited
                        floor, America House, 2           (2) Crawley Warren Group plc
                        America Square, London EC3

2.  The Company         Premises on second floor and      (1) London Market Claims             21 November 1996
                        basement, America House, 2        Services Limited
                        America Square, London EC3        (2) Crawley Warren Group plc

3.  The Company         Premises on fifth floor,          (1) Trafalgar House Development      31 March 1994
                        America House, 2 America          Holdings Limited
                        Square, London EC3                (2) Crawley Warren Group plc

4.  The Company         Premises on fifth floor and       (1) QBE Re-Insurance (UK)            17 July 1997
                        basement storage space,           Limited
                        America House, 2 America          (2) Crawley Warren Group plc
                        Square, London EC3

5.  The Company         First floor (rear right), 6       (1) Commercial Union Assurance       20 November 1987
                        Lloyds Avenue, London EC3         Company plc
                                                          (2) Gammell Kershaw &
                                                          Company Limited

6.  The Company         Ground floor (centre left), 6     (1) Commercial Union Assurance       1 April 1993
                        Lloyds Avenue, London EC3         Company plc
                                                          (2) Crawley Warren Group plc



                           Part B - Sub-Let Properties


OCCUPYING               PROPERTY DESCRIPTION              PARTIES TO LEASE                     DATE OF LEASE
COMPANY
7.  Townsend            Premises on first floor (rear     (1) Crawley Warren Group plc         30th April 1996
    McCormack           right) 6 Lloyds Avenue            (2) Townsend McCormack
    Limited             London EC3                        Limited

                           Part C - Non-UK Properties

----- --------------------------- ----------------------------------- -------------------------------------------- --------------
          OWNING GROUP COMPANY            PROPERTY DESCRIPTION                     PARTIES TO LEASE                DATE OF LEASE
----- --------------------------- ----------------------------------- -------------------------------------------- --------------
 8.   International Accident      815 Brazos                          (1) 815 Brazos Inc. (2) International        6 February
      Facilities Inc.             Austin, Texas                       Accident Facilities Inc.                     1997
----- --------------------------- ----------------------------------- -------------------------------------------- --------------
 9.   International Accident      Suite 170 Atrium on Elmbrook,       (1) Spire Properties Inc.
      Facilities Inc.             8204 Elmbrook, Dallas, Texas        (2) International Accident Facilities Inc.   1 May 1997
----- --------------------------- ----------------------------------- -------------------------------------------- --------------
 10.  International Claims        Suite 307 Cherry Creek Business     (1) Louis E Weiss (2) International Claims   20 November
      Administrators Inc.         Park 7777 E. Osie, Wichita, Kansas  Administrators Inc.                          1998
----- --------------------------- ----------------------------------- -------------------------------------------- --------------
 11.  International Accident      Suite 300, 3rd Floor, 1 State       (1) Nathan R Miller Properties Ltd.          December 1997
      Facilities Inc.             Street, Boston, Massachusetts       (2) International Accident Facilities Inc.
----- --------------------------- ----------------------------------- -------------------------------------------- --------------
 12.  International Accident      Suite 410, 4th Floor, 1 State       (1) Nathan R Miller Properties Ltd           2 December
      Facilities Inc.             Street, Boston, Massachusetts       (2) International Accident Facilities Inc.   1998
----- --------------------------- ----------------------------------- -------------------------------------------- --------------
 13.  C W Midwest Inc.            5170 Commerce Circle,               (1) Cox Insurance Group, Inc.                1 June 1993
                                  Indianapolis, Indiana               (2) C W Midwest Inc.
----- --------------------------- ----------------------------------- -------------------------------------------- --------------
 14.  Crawley Warren Insurance    Suite 650, 6th Floor, 100           (1) R REEF USA Fund-111                      27 September
      Services Inc.               California Street, San Francisco,   (2) Crawley Warren Insurance Services Inc.   1991
                                  California 94111
----- --------------------------- ----------------------------------- -------------------------------------------- --------------
 15.  Mansions of Austrialia Pty  Rooms on 5th Floor, 9 Barrack       (1) Darisha Holdings Pty Limited             9 July 1996
      Limited                     Street, Sydney                      (2) Mansions of Australia Pty Limited
----- -------------------------------------------------------------- -------------------------------------------- ---------------

----- --------------------------- ----------------------------------- -------------------------------------------- --------------
          OWNING GROUP COMPANY            PROPERTY DESCRIPTION                     PARTIES TO LEASE                DATE OF LEASE
----- --------------------------- ----------------------------------- -------------------------------------------- --------------
 16.  CW MidWest Inc. (trading    Office 309, Applewood Tech          (1)  Corporate Office Images Ltd             4 August 1998
      as Cox Insurance Group)     Center, 2801 Youngfield Street,     (2)  Cox Insurance Group                     (renewed 13
                                  Golden, Colorado                                                                  July 1999)
----- --------------------------- ----------------------------------- -------------------------------------------- --------------
 17.  International Space         Premises on 9th Floor of 1300       (1) Knickerbocker Properties, Inc. xiv       24 June 1997
      Brokers,  Inc. (Occupier)   Wilson Boulevard, Arlington,        (2) International Space Brokers, Inc.
                                  Virginia
----- --------------------------- ----------------------------------- -------------------------------------------- --------------

                                   SCHEDULE 7
                             DIRECTORS AND EMPLOYEES

                          Part A - Additional Directors

                                    C. Bowen
                                    P. Evans
                                    M. Lesser
                                    E. Patel

                 Part B - Persons to receive Service Agreements

                                    B. Warren
                                    J. Howes
                                  M. Bernardes
                                   R. Mahoney

                                   SCHEDULE 8
                 PROVISIONS FOR THE PROTECTION OF THE WARRANTORS

1           REMEDIES

1.1 Where any matter or default giving rise to a breach of any Warranty is capable of remedy, the breach shall not entitle the Purchaser to damages or other compensation unless written notice of the breach is given to any of the Warrantors and the matter or default is not remedied to the reasonable satisfaction of the Purchaser within 14 days after the date on which such notice is served.

2           EXCLUSION OF CERTAIN CLAIMS

2.1 No claim shall be made by the Purchaser against the Warrantors and the Warrantors shall have no liability to the Purchaser under this Agreement (including the Warranties) or the Taxation Deed (to the extent specified in this paragraph 2. 1) or otherwise:

            (a) in respect of any warranty, representation, indemnity, covenant, undertaking or otherwise arising out of or in connection with the sale of the Sale Shares except where it is expressly contained in this Agreement or the Taxation Deed; or

            (b) in respect of any matter or thing done in the execution and performance of this Agreement or solely by reason or in direct consequence of the execution and performance of this Agreement; or

            (c) save where the claim arises under the Taxation Deed, in respect of any matter which is fully and fairly disclosed in the Disclosure Letter (and for this purpose "fully and fairly disclosed" means disclosed in such manner and in such detail as to enable a reasonable purchaser to make an informed and accurate assessment of the matter concerned);

            (d)         (except where specifically warranted) for:

                        (i)         any inaccuracies in the Management Accounts;
                                    or

                        (ii) any opinion which may have been expressed or any forecast which may have been made by any person in any of such correspondence, documents or accounts; or

            (e) save where the claim arises under the Taxation Deed, in respect of any liability if that liability would not have arisen or occurred but for an act, omission or transaction done, made or carried out by any one or more of the Purchaser or any Group Company or any of their respective directors, employees or agents:

                        (i) before Completion on the decision or at the request of the Purchaser; or

                        (ii) after Completion otherwise than as required by law or pursuant to a legally binding commitment of that Group Company created on or before Completion (save a commitment undertaken at the request or with the consent of the Purchaser) and otherwise than in the ordinary course of business as carried on immediately before Completion; or

            (f) save where the claim arises under the Taxation Deed, in respect of any matter resulting from a change in the accounting or taxation policies or practices of the Purchaser or any Group Company (including the method of submitting taxation returns) introduced or having effect after Completion;

            (g) in respect of any liability or other matter or thing to the extent that it occurs as a result of any legislation not in force at the date hereof or any change in law or administrative practice having retrospective effect which comes into force after the date hereof or any increase hereafter in the rates of taxation in force at the date hereof;

            (h) in respect of a liability which is contingent only unless and until such contingent liability becomes an actual liability and is due and payable, but this paragraph 2.1(h) shall not operate to avoid a claim made with reasonable particularity in respect of a contingent liability within the applicable time limits specified in paragraph 5;

            and the Warranties shall be deemed to be qualified accordingly.

2.2 The Warrantors shall have no liability in respect of any claim under the Warranties or clause 9 which arises from any act or alleged act of professional negligence occurring prior to Completion unless (i) it is a matter specified in clause 9.1(a) or (ii) as at the date of this Agreement either the Company or any of its employees has sufficient information in relation to the act or alleged act of negligence or the circumstances thereof that it ought reasonably to have concluded that a complaint or claim of professional negligence might be made in relation thereto and that it ought accordingly to have reported such matter to its errors and omissions insurers, and the Company has not reported such circumstances to its errors and omissions insurers.

3           ALLOWANCES AGAINST CLAIMS

3.1 The Warrantors shall not be liable under this Agreement in respect of any claim if and to the extent that:

            (a) specific allowance, provision or reserve is made in the Accounts in respect of the matter or thing giving rise to the claim; or

            (b) the loss in respect of which the claim (including any claim under the Taxation Deed) is made:

                        (i) is recovered under a policy of insurance in force on the date of such loss and if such policy is maintained by the Warrantors, the amount so recovered (net of costs of recovery) is paid to the Purchaser; or

                        (ii) would have been recoverable under a policy of insurance in force at Completion which is not recoverable either because of any change in the terms of the insurance after Completion or because the policy is not continued in force by the Purchaser or any Group Company after Completion.

4           THIRD PARTY CLAIMS

4.1 The Warrantors shall be entitled to require the Purchaser (in the name of any Group Company if the Warrantors so request) or any Group Company at the expense of the Warrantors to take all such reasonable steps or proceedings as the Warrantors may consider necessary in order to avoid, dispute, resist, mitigate, compromise, defend or appeal against any relevant third party claim (that is to say any claim by a third party against any Group Company which will or may give rise to a claim under the Warranties).

4.2 The Purchaser shall act or shall procure that the relevant Group Company shall act in accordance with any such requirements subject to the Purchaser and/or the Group Company being properly indemnified by the Warrantors to the reasonable satisfaction of the Purchaser against all reasonable costs and expenses incurred in connection with the taking of such steps or proceedings.

4.3 For the purpose of enabling the Warrantors to avoid, dispute, resist, mitigate, compromise, defend or appeal against any relevant third party claim or to decide what steps or proceedings should be taken in order to do so, the Purchaser shall:

            (a) give notice to the Warrantors within 14 days of any relevant third party claim or any circumstance giving or likely to give rise to a relevant third party claim coming to its notice or to the notice of any Group Company;

            (b) give the Warrantors or their duly authorised representatives reasonable access to the personnel of the Purchaser and/or the relevant Group Company (as the case may be) and to any premises, chattels, accounts, documents and records which are relevant to such claim and are within the power, possession or control of the Purchaser and/or the relevant Group Company in the Group ("relevant assets") to enable the Warrantors and their duly authorised representatives to investigate the claim and to examine and take copies or photographs of the relevant assets at their own expense; and

            (c) if the Warrantors so request, delegate entirely to them the conduct of any proceedings of whatsoever nature arising in connection with the third party claim and, in that event, give or cause to be given to the Warrantors all such assistance as they may reasonably require in disputing the claim and instruct such solicitors or other professional advisers as the Warrantors may nominate to act in accordance with the Warrantors' instructions on their behalf or on behalf of and in the name of the relevant Group Company.

4.4 The Warrantors shall reimburse to the Purchaser or the relevant Group Company (as the case may be) all reasonable costs, charges and expenses incurred by it in complying with its obligations under paragraphs 4.1 to 4.3 inclusive.

5           TIME LIMITS

5.1 No claim shall be brought by the Purchaser or any Group Company for breach of the Warranties or any other term of this Agreement (other than clause 9 in respect of which the provisions of clause 9.3 shall apply) or under the Taxation Deed unless notice in writing of such claim (specifying in reasonable detail the event, matter or default which gives rise to the claim) has been given to the Warrantors:

            (a) in the case of a claim under the Taxation Deed or under any of the Taxation Warranties, within seven years after Completion; or

            (b)         in any other case, by 31 March 2002.

5.2 The Warrantors shall have no liability in respect of any claim under the Warranties unless within twelve months after the date upon which the Purchaser shall first have given notice thereof to the Warrantors pursuant to paragraph 5.1 above proceedings in respect thereof shall have been instituted by the Purchaser against the Warrantors.

6           THRESHOLDS

6.1 Subject to paragraph 6.2, the Warrantors shall have no liability in respect of any claim made under or in respect of any of the Warranties set out in Part A of schedule 5 ("the General Warranties") unless the amount of that claim when added to the aggregate of all other such claims exceeds (pound)250,000. If the aggregate amount of claims exceeds (pound)250,000 the Warrantors' liability will be for the entire amount and not merely the excess.

6.2 If and in the event that the aggregate of all claims referred to in paragraph 6.1 exceeds (pound)225,000, the Warrantors shall have no liability in respect of any further claim made under or in respect of any of the General Warranties unless that claim exceeds the sum of (pound)1,000.

6.3 The Warrantors shall have no liability in respect of any claim made under or in respect of the Taxation Deed or in respect of any of the Tax Warranties ("A TAXATION CLAIM") unless the amount of that Taxation Claim when added to the aggregate of all other Taxation Claims exceeds (pound)50,000. If the aggregate amount of all Taxation Claims exceeds (pound)50,000 the Warrantors' liability will be for the entire amount and not merely the excess.

6.4 The Warrantors' liability in respect of any breach of warranty claim or claim under clause 9 of the Agreement relating to ISB shall not in any event exceed:

            (i) 46.35% of the loss or damage suffered or incurred by ISB by reason of the circumstances giving rise to the breach of warranty or claim under clause 9; and

            (ii) all reasonable costs and expenses of or incidental to the presentation, negotiation and settlement of such claim.

6.5 References to "(pound)" in this paragraph 6 shall, in relation to any Relevant Claim or Taxation Claim made in a currency other than pounds sterling, be construed as references to the equivalent in pounds sterling of such other currency at the date the claim is made.

7           AGGREGATE MAXIMUM

7.1 Subject to paragraph 7.2, the aggregate liability of the Warrantors in their respective Warrantor Proportions in respect of all claims under or in respect of any of the terms of this Agreement or the Taxation Deed shall not exceed an aggregate amount equal to:

            (a)         (pound)24,207,975; and

            (b) all reasonable costs and expenses of or incidental to the presentation, negotiation and settlement of all such claims;

            Provided always that no Warrantor shall be liable for more than his Warrantor Proportion of the aforementioned aggregate.

7.2 The aggregate liability of the Warrantors in their respective Warrantor Proportions in respect of clause 9.1(b) and insofar as any such regulatory claims or liabilities arise in respect of or out of the USA only, shall not exceed US$5 million.

7.3 For the avoidance of doubt, the Warrantors agree that they shall be liable for the full amount of each and every claim (in excess of the threshold set out in paragraph 6), up to the aggregate maximum as set out in paragraphs 7.1 and 7.2.

8           NO DUPLICATION OF LIABILITY

8.1 The Purchaser hereby agrees with the Warrantors that, in respect of any matter which may give rise to a liability under this Agreement (including the Warranties) and also under the Taxation Deed:

            (a)         such liability shall not be met more than once;

            (b) any liability with respect to such matter to any of the Purchaser or the Company or any other Group Company shall be deemed to be satisfied by the satisfaction of the liability with respect to such matter to any other of them.

8.2 For the avoidance of doubt, the Purchaser agrees that the Warrantors shall have no liability under the Warranties or the Taxation Deed in respect of any claim for stamp duty or stamp duty reserve tax arising out of the sale and purchase of the Sale Shares under this Agreement or Completion.

9           SUCCESSFUL CLAIMS DEEMED TO CONSTITUTE A REDUCTION IN PURCHASE PRICE

9.1 The satisfaction by the Warrantors of any claim under this Agreement (including the Warranties) shall be deemed to constitute a reduction in the consideration payable by the Purchaser for the sale of the Sale Shares.

10          PURSUING RECOVERY FROM THIRD PARTY

10.1 Where any Group Company or the Purchaser is entitled to recover from a third party (being a person other than the Warrantors) a sum in respect of a loss, damage, cost or expense which is or could become the subject of a claim against the Warrantors under the Warranties or the Taxation Deed (and whether before or after the Warrantors have made payment hereunder) the Purchaser shall:

            (a) if so required by the Warrantors and at the Warrantors' cost and expense and on the Warrantors providing proper indemnities and security in respect of all costs and expenses to be incurred, procure that the Purchaser or the relevant Group Company (as the case may be) takes all steps as the Warrantors may reasonably require to enforce such recovery;

            (b) keep the Warrantors informed of the progress of any action taken; and

            (c) thereafter any claim against the Warrantors shall be limited to the amount by which the total of the loss, damage, costs and expenses suffered or incurred by the Purchaser or the relevant Group Company as a result of such breach shall exceed the amount so recovered,

            Provided always that nothing in this paragraph 10 shall require the Purchaser or any Group Company to take any step which the Purchaser reasonably believes may be adversely and materially prejudicial to the business of the Purchaser or any Group Company.

10.2 If the Purchaser declines to take steps to enforce recovery against any third party in reliance upon the proviso to paragraph 10.1 then the Purchaser shall (upon the Warrantors' written request) procure that the relevant Group Company assigns to the Warrantors (without limitation and without prejudice to the Purchaser's right of recovery against the Warrantors) the relevant Group Company's rights of recovery against the third party.

11          SUBSEQUENT RECOVERY

11.1 If the Warrantors make any payment pursuant to the Warranties or the Taxation Deed ("the Payment") and after making the Payment the Purchaser or any Group Company recovers any amount which is referable to the subject matter of the claim in respect of which the Payment was made, the Purchaser shall or shall procure that the relevant Group Company (as the case may be) shall upon receipt thereof forthwith pay to the Warrantors a sum equal to the lesser of:

            (a) the amount recovered (after deducting any taxation in respect thereof payable by the recipient and any costs attributable to the recovery); and

            (b)         the Payment.


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12          COVENANT TO PAY (CLAUSE 8.2)

12.1        The provisions of this schedule shall apply to claims under clause
            8.2 of this Agreement in the same way that they apply to claims under the Warranties; and the Warrantors' liability to the Purchaser under clause 8.2 shall be limited and modified accordingly. All references in this schedule to all or any claims under the Warranties and/or the Taxation Deed shall be deemed to include all or any claims made pursuant to clause 8.2.

13          SET-OFFS

13.1 If either of the Heritage Provision or the TDR Provision shall prove to be an over-provision the amount over-provided shall be set off against the liability (if any) of the Warrantors under the Warranties and clause 9.1(d) and (in the case of the TDR Provision only the Taxation Deed.

13.2 If after Completion any monies are paid to any Group Company in respect of the sale by Charles Terrace Limited of the business of Compass Certificate Schemes Limited ("the Compass Payment"), the amount so paid shall be set off against the liability (if any) of the Warrantors under the Warranties and clause 9.1(d).

13.3 Any overprovision in respect of the TDR Provision may be set off against the liability of the Warrantors under clause 9.1(d) or the Taxation Deed (at the Warrantor's election) but not both.

13.4 Any set off required by this paragraph 13 shall be effected only if and to the extent that:

            (a) (insofar as the Heritage Provision and TDR Provision are concerned) the relevant credit has been made to the profit and loss account of the Company or any of the Subsidiaries in accordance with generally accepted accounting principles; and

            (b) (insofar as the Griffin Receipt and the Compass Payment are concerned), such monies are credited to the profit and loss account of the Company or any of the Subsidiaries in accordance with generally accepted accounting principles.

13.5 The Purchaser shall keep a running account of any payments made by the Warrantors under this Agreement or the Taxation Deed (whether from the Escrow Account or otherwise). As and when any credits to the Company's or any Subsidiary's profit and loss account arising from this paragraph 13 are made, the Purchaser shall reconcile such credits (in accordance with this paragraph 13) against the payments (if any) made at that date by the Warrantors under this Agreement or the Taxation Deed and shall either:

            (a) if it is at the relevant date known or reasonably likely that the Warrantors shall be obliged to make a further payment to the Purchaser under this Agreement or the Taxation Deed, notify the Warrantors that it shall permit such further payment to be made net of the credit; or

            (b) make an appropriate repayment to the Warrantors of any over-payment (or, if the repayment occurs in the 12 months immediately following Completion, make an appropriate repayment to the Escrow Account).

13.6 If there shall be any difference between the parties on the question of whether there shall be any such over-provision or the amount thereof, the matter shall be referred to the relevant Group Company's auditors for the time being whose decision shall be final, such decision being given as experts not as arbitrators. The cost of such auditors in acting hereunder shall be borne by the parties equally.

14          GRIFFIN INSURANCE ASSOCIATION

14.1 If the Griffin Insurance Association Limited ("the Griffin") is sold, wound up or de-mutualised or its business is sold at any time during the period of seven years from the Completion Date and any Group Company, the Purchaser or any member of the Purchaser's Group receives a capital payment or other realisable and material benefit (including without limitation credit against premiums or call) in connection with the said sale, winding-up or de-mutualisation and by reason of any Group Company's membership of the Griffin, or there is any other return call made to any Group Company by the Griffin (in either case, "the Griffin Receipt"), there shall be set against the Warrantors' liability to the Purchaser under the Warranties or clause 8 or clause 1.1(d) an amount equal to the Griffin Receipt.

14.2 The provisions of clause 4.2 shall also apply in respect of any Griffin Receipt to the extent such receipt is not utilised under paragraph 14.1.

15          INFORMATION FOR WARRANTORS

15.1 The Purchaser shall procure that the Warrantors (and their professional advisers) are promptly provided with such information and copy documentation as they may reasonably require in order that they may (i) assess the extent of their liability in respect of any current claims against the Warrantors under the Warranties or clause 9 (ii) assess the value of any credits which are available to be made against the claims in question and (iii) assess whether the Purchaser has discharged its obligation to take all reasonable steps to mitigate its loss in respect of the claims in question. If the Warrantors reasonably deem it necessary the Purchaser shall procure that any relevant Group Company allows the Warrantors and/or their professional advisers to inspect the books and records of the Company, subject to such confidentiality undertakings as the Purchaser may reasonably require.

15.2 Any requests pursuant to paragraph 15.1 shall be made by the Representative Warrantor. "Representative Warrantor" means Mr Bernard Warren or such other of the Warrantors as a majority of the Warrantors shall (with the written consent of the appointee) appoint to act as the representative of the Warrantors for the purposes of schedule 8 of this Agreement.

15.3 Only one request for information and/or inspection every 3 months may be made by the Representative Warrantor under paragraph 15.1.

15.4 The Purchaser undertakes to take all reasonable steps to mitigate (and procure that each Group Company mitigates) its loss in respect of any fact, matter or circumstance which may give rise to a claim against the Warrantors under this Agreement.

16          EXCLUSION OF LIMITATIONS

16.1 Subject to paragraph 16.2 the provisions of this schedule shall not apply to any claim made as a result of:

            (a) any claim against warranty 2.2 and 2.3 (share ownership), warranty 3 (capacity) and warranty 12.2 (share capital) in schedule 5;

            (b) any claim arising out of any fraud or fraudulent misrepresentation on the part of the Company or any of its employees or officers or any of the Vendors.

16.2 The provisions of paragraph 16.1 shall not apply in respect of any claim against the two subsidiaries of ISB, European Space Brokers S.A. and ISB Asia/Pacific Pte Limited.

                                   SCHEDULE 9
                   ARRANGEMENTS RELATING TO THE ESCROW AMOUNT

1 The Escrow Amount is to be retained in the Escrow Account and shall only be released in accordance with the provisions hereof. The Escrow Account shall be opened and maintained at the Vendors' Solicitors bank and shall be opened on the signature of not less than one partner of each of the Vendors' Solicitors and the Purchaser's Solicitors.

2 Subject as hereinafter mentioned the parties shall join in procuring the Vendors' Solicitors and the Purchaser's Solicitors to procure that the whole of the monies standing to the credit of the Escrow Account together with any interest earned thereon shall become payable to the Vendors' Solicitors (whose receipt shall be a good discharge therefor) for the account of the Vendors on such date as is 12 months after the Completion Date ("the Payment Date"). The Purchaser and the Purchaser's Solicitors shall have no obligation as to the distribution or allocation of any amount so paid between the Vendors.

3 If prior to the Payment Date the Purchaser shall notify the Vendors' Solicitors in writing of any claim under any of the provisions of this Agreement or the Taxation Deed the Vendors' Solicitors and the Purchaser's Solicitors shall retain in the Escrow Account whichever is the lesser of:

            (a) the whole of the monies standing to the credit of the Escrow Account; and

            (b)         the aggregate amount claimed as aforesaid

            and the balance (if any) shall then become payable as aforesaid on the Payment Date.

4           (a)         In the event that any monies shall be retained in the
                        Escrow Account after the Payment Date as aforesaid, the Vendors' Solicitors and the Purchaser's Solicitors shall continue to hold such monies in the Escrow Account pending the settlement or resolution of any claim so made.

            (b) On any claim having been settled or resolved and the amount payable thereunder determined, the Vendors' Solicitors and the Purchasers' Solicitors shall pay to the Purchaser out of the Escrow Account an amount equal to the amount so payable together with any interest earned thereon (insofar as there shall be sufficient standing to the credit of the Escrow Account).

            (c) Any amount standing to the credit of the Escrow Account after settlement or resolution of all claims made as aforesaid shall be payable to the Vendors' Solicitors (whose receipt shall be a good discharge therefor) for the account of the Vendors.

5 The payment of any sum to the Purchaser and/or any Group Company pursuant to this schedule in or towards satisfaction of any claim under the terms of this Agreement or the Taxation Deed shall in no way prejudice or affect any other rights or remedies of the Purchaser or any Group Company for the purpose of recovering any amount due to the Purchaser or any Group Company and not satisfied by payment made out of the First Escrow Account.

6 For the purposes of this schedule 9 and save where a claim is made under the Taxation Deed:

            (a) any claim notified under paragraph 3 shall be deemed to have been withdrawn if legal proceedings have not been issued and served in respect thereof within 12 months of the claim being so notified;

            (b) a claim shall be deemed to be settled upon the Vendors and the Purchaser agreeing a final settlement thereof and a claim shall be deemed to be resolved upon an order or decree of a Court of competent jurisdiction being given in proceedings in respect of the claim and such order or decree being final and not or no longer appealable;

            (c) the amount determined to be payable upon the settlement or resolution of the claim shall be the amount agreed by the Vendors and the Purchaser under any such settlement or determination by any such order or decree (as the case may be) to be payable by the Vendors in respect thereof.

SIGNED by.............                         )
as the duly apointed attorney of               )
ISLAND TRUSTEES LIMITED                        )
(as trustee of the settlement dated            )
15 October 1987 by M.A. Hemmings)              )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
A. MACFADYEN (as trustee for: the              )
settlement dated 15 October 1987 by            )
M.A. Hemmings; the settlement dated            )
15 October 1987 by B.J. Warren; the            )
settlement dated 16 October 1987 by            )
J.H. Howes; the settlements all dated          )
2 March 1999 made by B.J. Warren for           )
each of G.C. Warren, L.P. Warren,              )    ........................
M.R. Warren and N.K. Warren)
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
R. WIGHTMAN (as trustee of the                 )
settlement dated 15 October 1987               )
by M.A. Hemmings)                              )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
THOMAS JOSEPH ADAMS                            )    ........................
in the presence of:

SIGNED by ............                         )
as the duly appointed attorney of              )
R.D. HUDSON (as trustee for: the               )
settlement dated 15 October 1987               )
by B.J. Warren; the settlement dated           )
16 October 1987 by J.H. Howes; the             )
settlements all dated 2 March 1999             )
made by B. J. Warren for each                  )
of G.C. Warren, L.P. Warren, M.R. Warren       )    ........................
and N.K. Warren) in the presence of:           )




SIGNED by ............                         )
as the duly appointed attorney of              )
S.M. WARREN (as trustee for: the               )
settlement dated 15 October 1987               )
by B.J. Warren; the settlements all dated      )
2 March 1999 made by B.J. Warren for each      )
of G.C. Warren, L.P. Warren, M.R. Warren       )    ........................
and N.K. Warren) in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
A.J. BAULF (as trustee for: the                )
settlement dated 16 October 1987               )
by J.H. Howes and the settlement dated         )    ........................
7 July 1999 by J Hyem) in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
MALCOLM BERNARDES                              )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
MARIA JANE BRYANT                              )    ........................
in the presence of:

SIGNED by ............                         )
as the duly appointed attorney of              )
PAULINE CHAPMAN                                )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
BRIAN L. COLESBY                               )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
MARGARET ISOBEL COLLINS                        )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
DAVID JOHN DAVIES                              )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
STEVEN V. EAGLE                                )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
MICHAEL W. GAMBLE                              )    ........................
in the presence of:

SIGNED by ............                         )
as the duly appointed attorney of              )
MARTIN HOWARD GREEN                            )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
ROGER CHARLES GROVER                           )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
PAUL HARRISON                                  )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
STEVEN HART                                    )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
MICHAEL ALEXANDER HEMMINGS                     )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
DAVID FRANCIS HOWARD                           )    ........................
in the presence of:

SIGNED by ............                         )
as the duly appointed attorney of              )
DOLORES ANN HOWES                              )    ........................
in the presence of:






SIGNED by ............                         )
JOHN HARRISON HOWES                            )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
CAROLINE HYEM                                  )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
JOHN HYEM                                      )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
CAROLINE HYEM (as trustee of the               )
settlement dated 7 July 1999 by J. Hyem)       )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
JOHN HYEM (as trustee of the                   )
settlement dated 7 July 1999 by J. Hyem)       )    ........................
in the presence of:

SIGNED by ............                         )
as the duly appointed attorney of              )
LOUISE CLAIRE JONES                            )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
ALLAN KENNEDY                                  )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
PATRICIA LLOYD                                 )
(as executrix of Christopher Lloyd)            )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
DAVID WILLIAM LONG                             )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
RICHARD JOHN MAHONEY                           )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
CHRISTOPHER MILLS                              )    ........................
in the presence of:

SIGNED by ............                         )
as the duly appointed attorney of              )
JULIA ANNE MILLS                               )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
LESLIE GUY MARK MORANT                         )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
PETER THOMAS OSBORNE                           )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
GEORGE ALAN PACKER                             )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
HOWARD DOUGLAS ARTHUR RIGG                     )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
LYNDA ANN ROBERTS                              )    ........................
in the presence of:

SIGNED by ............                         )
as the duly appointed attorney of              )
DAVID JAMES SALES                              )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
PETER DAVID SHELLARD                           )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
CLIVE PATRICK GILES SMITH                      )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
MARTIN PAUL SPENCER                            )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
BRADLEY H J START                              )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
GERARD WILLIAM STONE                           )    ........................
in the presence of:

SIGNED by ............                         )
B.J. WARREN (as trustee of the Employee        )
Share Option Scheme)                           )    ........................
in the presence of:




SIGNED by ............                         )
J. HOWES (as trustee of the Employee           )
Share Option Scheme)                           )    ........................
in the presence of:




SIGNED by ............                         )
BERNARD JAMES WARREN                           )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
ELIZABETH ANNE WARREN                          )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
GUY CHARLES WARREN                             )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
JOANNA WARREN                                  )    ........................
in the presence of:

SIGNED by ............                         )
as the duly appointed attorney of              )
LEWIS PATRICK WARREN                           )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
MEL RICHARD WARREN                             )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
NEIL KENNETH WARREN                            )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
SHEILA MARY WARREN                             )    ........................
in the presence of:




SIGNED by ............                         )
as the duly appointed attorney of              )
MICHAEL DAVID WILLIAMS                         )    ........................
in the presence of:


SIGNED by ............                         )
as the duly appointed attorney of              )
ALAN WOOD                                      )    ........................
in the presence of:

SIGNED by.........                             )
for and on behalf of                           )
E W BLANCH LIMITED                             )    ........................
in the presence of:                                         Director